As filed with the Securities and Exchange Commission on February 7, 2003
Registration No. 333-65458

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                                    FORM N-6

                              SEC File # 811-5563

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

                         Pre-Effective Amendment No. ___                     [ ]
                         Post-Effective Amendment No.  3                     [X]
                                                      ---

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]

                                Amendment No. 4                              [X}
                                             ---

                    PACIFIC SELECT EXEC SEPARATE ACCOUNT OF

                        PACIFIC LIFE INSURANCE COMPANY
                          (Exact Name of Registrant)

                        PACIFIC LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           700 Newport Center Drive
                                 P.O. Box 9000
                        Newport Beach, California 92660
              (Address of Depositor's Principal Executive Office)

                                 (949) 219-3743
              (Depositor's Telephone Number, including Area Code)

                                Diane N. Ledger
                               Vice President
                        Pacific Life Insurance Company
                           700 Newport Center Drive
                                 P.O. Box 9000
                        Newport Beach, California 92660
              (Name and Address of Agent for Service of Process)

                                  Copies to:

                               Jeffrey S. Puretz
                                    Dechert
                             1775 Eye Street, N.W.
                          Washington, D.C. 20006-2401

It is proposed that this filing will become effective:

[X]  immediately upon filing pursuant to paragraph (b) of Rule 485

[ ]  on __________, pursuant to paragraph (b) of Rule 485

[X]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on __________, pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ]  This post-effective amendment designates a new date for a previously filed post-effective amendment.

Title of securities being registered: Interests in the Separate Account under
Pacific Select Estate Preserver V Last Survivor Flexible Premium Variable Life
Insurance Policy.

Filing Fee: None

PACIFIC SELECT ESTATE PRESERVER V	PROSPECTUS MAY 1, 200

Pacific Select Estate Preserver V is a last survivor flexible premium variable life insurance policy issued by Pacific Life Insurance Company.

•Last survivor means the policy insures the lives of two people and provides a death benefit that’s payable after both people have died.

•Flexible premium means you can vary the amount and frequency of your premium payments.

•Variable means the policy’s value depends on the performance of the investment options you choose.

•Life insurance means the policy provides a death benefit to the beneficiary you choose.

This policy is not available in all states. This prospectus is not an offer in any state or jurisdiction where we’re not legally permitted to offer the policy.

The policy is described in detail in this prospectus and its Statement of Additional Information (SAI). The Pacific Select Fund is described in its prospectus and in its SAI. No one has the right to describe the policy or the Pacific Select Fund any differently than they have been described in these documents.

You should be aware that the Securities and Exchange Commission (SEC) has not reviewed the policy for its investment merit, and does not guarantee that the information in this prospectus is accurate or complete. It’s a criminal offense to say otherwise.

This prospectus provides information that you should know before buying a policy. It’s accompanied by a current prospectus for the Pacific Select Fund, a fund that provides the underlying portfolios for the variable investment options offered under the policy. The variable investment options are funded by the Pacific Select Exec Separate Account of Pacific Life. Please read these prospectuses carefully and keep them for future reference.

Here’s a list of all of the investment options available under your policy:

VARIABLE INVESTMENT OPTIONS
	Blue Chip Aggressive Growth Diversified Research Small-Cap Equity International Large-Cap I-Net TollkeeperSM Financial Services Health Sciences Technology Telecommunications Strategic Value	Growth LT Focused 30 Mid-Cap Value International Value Capital Opportunities Mid-Cap Growth Global Growth Equity Index Small-Cap Index Real Estate Multi-Strategy	Main Street® Core (formerly “Large-Cap Core”) Emerging Markets Inflation Managed Managed Bond Money Market High Yield Bond Equity Income Research Equity Aggressive Equity Large-Cap Value
FIXED OPTIONS Fixed Account Fixed LT Account

YOUR GUIDE TO THIS PROSPECTUS

BENEFITS AND RISKS OF PACIFIC SELECT ESTATE PRESERVER V

This overview tells you some key things you should know about your policy. It’s designed as a summary only – please read the entire prospectus and your policy for more detailed information.

Some states have different rules about how life insurance policies are described or administered. The terms of your policy, or of any endorsement or rider, prevail over what’s in this prospectus.

Benefits of your policy
Flexibility
The policy is designed to be flexible to meet your specific life insurance needs. Within certain limits, you can:

• choose the timing, amount and frequency of premium payments

• change the death benefit option

• increase or decrease the policy’s face amount

• change the beneficiary

• change your investment selections.

Death Benefit
You may choose one of four death benefit options:

• Option A – your death benefit will be the face amount of your policy.

• Option B – your death benefit will be the face amount of your policy plus its accumulated value.

• Option C – your death benefit will be the face amount of your policy plus the total premiums you’ve paid minus any withdrawals or distributions made.

• Option D – your death benefit will be the face amount of your policy multiplied by a death benefit factor.

The guideline minimum death benefit is the minimum death benefit that we must pay to ensure that your policy qualifies as life insurance. You may choose between two ways to calculate the guideline minimum death benefit:

• cash value accumulation test – generally does not limit the amount of premiums you can pay into your policy.

• guideline premium test – limits the amount of premiums you can pay on your policy, and the guideline minimum death benefit will generally be smaller than under the cash value accumulation test.

The test you choose will generally depend on the amount of premiums you want to pay relative to your desired death benefit.

The death benefit will always be the greater of the death benefit under the option you choose or the guideline minimum death benefit.

BENEFITS AND RISKS OF PACIFIC SELECT PRESERVER V

Accumulated Value
Accumulated value is the value of your policy on any business day. It is not guaranteed – it depends on the performance of the investment options you've chosen, the premium payments you’ve made, policy charges, and how much you've borrowed or withdrawn from the policy.

You can access your accumulated value in several ways:

• Withdrawals – you can withdraw part of your policy’s net cash surrender value.

• Loans – you can take out a loan from us using your policy’s accumulated value as security.

• Surrender – you can surrender or cash in your policy for its net cash surrender value while the insured is still living.

• Income benefits – you can use withdrawal or surrender benefits to buy an income benefit that provides a monthly income. In addition, your policy’s beneficiary can use death benefit proceeds to buy an income benefit.

Investment options
You can choose from 33 variable investment options, each of which invests in a corresponding portfolio of the Pacific Select Fund. The policy also offers two fixed investment options, both of which provide a guaranteed minimum rate of interest.

You can transfer among the investment options during the life of your policy without paying any current income tax. There is currently no charge for transfers.

Tax benefits
Your beneficiary generally will not have to pay federal income tax on death benefit proceeds.

You’ll also generally not be taxed on any or all of your policy’s accumulated value unless you receive a cash distribution.

Risks of your policy
Long-term financial planning

This policy is designed to provide a death benefit for family members or others or to help meet other long-term financial objectives. It may not be the right kind of policy if you plan to withdraw money for short-term needs. See the Fee tables and your policy for charges assessed when withdrawing from or surrendering your policy.

Please discuss your insurance needs and financial objectives with your registered representative.

Last survivor policy

The Pacific Select Estate Preserver V is a last survivor Policy. This means that the death benefit will not be paid to your beneficiary until after the second person insured under the policy dies. This may be appropriate for two spouses who want to provide a death benefit for their children.

This may not be the right kind of policy for someone who wants to provide a death benefit for his or her spouse. In that case, a policy that insures a single life may be more appropriate.

Premium payments

Federal tax law puts limits on the premium payments you can make in relation to your policy’s death benefit. We may refuse all or part of a premium payment you make, or remove all or part of a premium from your policy and return it to you under certain circumstances.

Lapse

Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your policy to lapse – which means you’ll no longer have any insurance coverage. There are costs associated with reinstating a lapsed policy.

There is no guarantee that your policy will not lapse even if you pay your planned periodic premium. You should consider a periodic review of your coverage with your registered representative.

Investment performance

Each variable investment option invests in a corresponding portfolio of the Pacific Select Fund. The value of each portfolio fluctuates with the value of the investments it holds. Returns are not guaranteed. You bear the investment risk of any variable investment option you choose.

See the fund’s prospectus for more information on the underlying portfolios and their individual risks.

Withdrawals and loans

Making a withdrawal or taking out a loan may:

• change your policy’s tax status

• generate taxable income

• reduce your policy’s face amount

• reduce your policy’s death benefit

• reduce the death benefit proceeds paid to your beneficiary

• make your policy more susceptible to lapsing.

Your policy’s withdrawal feature is not available until your first policy anniversary.

Be sure to plan carefully before using these policy benefits.

BENEFITS AND RISKS OF PACIFIC SELECT PRESERVER V

Tax consequences
There are tax issues to consider when you own a life insurance policy. These are described in more detail in Variable life insurance and your taxes.

You may be subject to income tax if you take any withdrawals or surrender the policy.

If your policy is a modified endowment contract, all distributions you receive during the life of the policy may be subject to tax and a 10% penalty.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. Please read the entire prospectus, your policy and the SAI for more detailed information regarding these fees and expenses.

Transaction fees

This table describes the fees and expenses that you will pay at the time you buy the policy, surrender the policy, or transfer accumulated value between investment options.

Charge	When charge is deducted	Amount deducted

Maximum sales load imposed on premiums	Upon receipt of premium	4.25% of premium paid during first 10 sales load targets*, reduced to 2.25% of premium paid thereafter

Premium based tax charges [1]	Upon receipt of premium	State and local charge: 2.35% of premium Federal charge: 1.50% of premium

Maximum surrender charge	Upon full surrender of policy or decrease in face amount if any coverage segment** has been in effect for less than 10 policy years [2]	Maximum assessed on any surrendered or decreased coverage segment is $55.00 per $1,000 of face amount [3]

Withdrawal charge	Upon partial withdrawal of accumulated value	$25.00 per withdrawal

Transfer fees	Upon transfer of accumulated value between investment options	Maximum $25.00 per transfer in excess of 12 in a policy year [4]

Administrative transaction fees:

Face amount increase	Upon effective date of requested face amount increase	$200

Illustration request	Upon request of policy illustration in excess of 1 per year	$25

Death benefit option change	Upon request for death benefit option change	$100

Risk classification change	Upon request for risk classification change	$50

Adding or increasing an optional rider on immediate family	Upon approval of specific request	$100

Audits of premium/loan charge	Upon request of audit of over 2 years or more	$25

Duplicate policy	Upon request of duplicate policy [5]	$50

*	Sales load targets are based on your policy’s guideline annual premium and the risk classification and ages of the insureds. Sales load targets and guideline annual premiums are described in detail in How premiums work: Deductions from your premium. The actual sales load targets for your policy are in your policy specifications pages.

**	Coverage segment refers separately to the initial face amount of the policy and any increase in face amount.

[1]	We do not expect to change the state and local charge or federal charge unless the rates we pay change or a change in law requires us to do so.

[2]	We do not currently deduct a surrender charge if you decrease the face amount.

[3]	The surrender charge is based on the age and risk class of the insureds, as well as the death benefit option you choose.

[4]	There is no charge currently imposed upon a transfer.

[5]	Certificate of Coverage is available without charge.

FEE TABLES

Periodic charges other than Pacific Select Fund operating expenses

This table describes the fees and expenses that you will pay periodically during the time you own the policy, not including portfolio fees and expenses.

Charge	When charge is deducted	Amount deducted— Maximum Guaranteed Charge	Amount deducted— Current Charges

Cost of Insurance [1,2]
Minimum and maximum	Monthly, beginning on policy date	$0.01—$83.34 per $1,000 of a discounted net amount at risk*	$0.00—$20.02 per $1,000 of a discounted net amount at risk

Charge during policy year 1 for a male select non-smoker who is age 56 and a female select non-smoker who is age 53 at policy issue	Monthly, beginning on policy date	$0.01 per $1,000 of a discounted net amount at risk	Same

Administrative charge [2]	Monthly, beginning on policy date	$10.00	Same

Mortality and expense risk
Face amount charge Minimum and maximum	Monthly beginning on policy date	$0.09—$3.67 per $1,000 of initial face amount plus $17.50 for the first 10 policy years $17.50 during policy years 11 through 20, reduced to $0 in policy year 21 and thereafter	$0.09—$3.67 per $1,000 of initial face amount plus $17.50 for the first 10 policy years, reduced to $0 thereafter

Additional coverage segment Minimum and maximum	Monthly, beginning on effective date of coverage segment	$0.09 per $1,000 of additional coverage segment for the first 10 policy years, reduced to $0 thereafter	Same

Asset charge [2]	Monthly, beginning on policy date	0.45% annually (0.0375% monthly) of first $25,000 of accumulated value in investment options 0.05% annually (0.0042% monthly) of accumulated value in excess of $25,000 in investment options	Same

Optional Benefits, minimum and maximum [3]

Last survivor annual renewable term rider
Cost of insurance	Monthly, beginning on effective date of coverage for each coverage segment	$0.01—$83.34 per $1,000 of a discounted net amount of risk	$0.00—$20.02 per $1,000 of a discounted net amount of risk

Mortality and expense risk face amount charge	Monthly, beginning on effective date of coverage for each coverage segment	$0.09—$3.67 per $1,000 of coverage segment	$0.02—$0.82 per $1,000 of coverage segment

Individual annual renewable term rider	Monthly, beginning on effective date of coverage for each coverage segment	$0.09—$83.34 per $1,000 of a discounted net amount at risk	$0.03—$24.02 per $1,000 of a discounted net amount at risk

Charge	When charge is deducted	Amount deducted— Maximum Guaranteed Charge	Amount deducted— Current Charges

Last Survivor accounting benefit rider
Cost of insurance	Monthly, beginning on effective date of coverage for each coverage segment	$0.01—$83.34 per $1,000 of a discounted net amount of risk	$0.00—$20.02 per $1,000 of a discounted net amount at risk

Mortality and expense risk face amount charge	Monthly, beginning on effective date of coverage for each coverage segment	$0.02—$8.80 per $1,000 of coverage segment	Same

Policy split option rider	At exercise of benefit	$200	Same

Accelerated living benefits rider	At exercise of benefit	$150	Same

Estate tax waiver of surrender charge rider [4]	No charge	$0	Same
No lapse guarantee rider [5]	No charge

Rider has minimum annual premium payment requirements. If rider benefit exercised, interest at 4.0% annually will be charged on monthly deductions in excess of accumulated value available to pay monthly charges.

*	Net amount at risk is the difference between the death benefit that would be payable if the insured died and the accumulated value of your policy. More detailed information regarding how we calculate the discounted net amount at risk appears on page 32.

[1]	Cost of insurance rates apply uniformly to all members of the same class. Class is determined by a number of factors, including the age, risk classification, smoking status and gender (unless unisex rates are required) of the insureds, and the policy date and duration. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy’s specifications page will indicate the guaranteed cost of insurance charge applicable to your policy, and more detailed information concerning your cost of insurance charges is available on request from your registered representative or us. Also, before you purchase the policy, you may request personalized illustrations of your future benefits under the policy based upon the insureds’ classes, the death benefit option, face amount, planned periodic premiums, and any riders requested. Cost of insurance rates for your policy will be stated in the policy specifications pages and calculated per $1,000 of coverage.

[2]	When the younger person insured by your policy reaches age 100, this charge is reduced to zero—in other words, you no longer pay any charge.

[3]	Riders are briefly described under The death benefit: Optional riders.

[4]	Subject to state availability, your policy is issued with an Estate tax waiver of surrender charge rider.

[5]	Subject to state availability, if you meet certain requirements, your policy is issued with a No lapse guarantee rider.

Total annual Pacific Select Fund operating expenses

This table shows the minimum and maximum total operating expenses charged by the portfolios that you may pay periodically during the time that you own the policy. This table shows the range (minimum and maximum) of fees and expenses charged by any of the portfolios, expressed as a percentage of average daily net assets, for the year ended December 31, 2002.

Each variable account of the separate account purchases shares of the corresponding fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and expenses are described in the fund’s prospectus.

	Minimum	Maximum

Total annual portfolio operating expenses[1]	[0.29]	[2.15]

[1]	Amounts shown are gross expenses deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses. Maximum total adjusted net expenses for any portfolio, after adviser’s reimbursement, and deduction of an offset for custodian credits and 12b-1 recapture plan, was [1.76]% of average daily net assets.

To help limit fund expenses, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each portfolio for operating expenses (including organizational expenses, but not including advisory fees, additional costs associated with foreign investing, interest (including commitment fees), taxes, brokerage commissions and other transactional expenses, extraordinary expenses, expenses not incurred in the ordinary course of business, and expenses of counsel or other persons or services retained by the fund’s independent trustees) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after December 31, 2003.

PACIFIC SELECT ESTATE PRESERVER V BASICS

Pacific Select Estate Preserver V is a last survivor flexible premium variable life insurance policy that insures the lives of two people and pays death benefit proceeds after both people have died.

When you buy a Pacific Select Estate Preserver V life insurance policy, you’re entering into a contract with Pacific Life Insurance Company. Your contract with us is made up of your application, your policy, applications to change or reinstate the policy, any amendments, riders or endorsements to your policy, and specification pages.

Policy amendments and endorsements are a part of your policy and confirm changes you or we make to the policy.

Specification pages summarize information specific to your policy at the time the policy is issued.

Riders provide extra benefits, some at additional cost. Not all riders are available in every state and some riders may only be added when you apply for your policy.

When we approve your signed application, we’ll issue your policy. If your application does not meet our underwriting and administrative requirements, we can reject it or ask you for more information. Once we receive your first premium payment, and any contractual and administrative requirements have been met, we’ll consider your policy to be in force. Our obligations under the policy begin when the policy is in force and has been delivered to you.

Your policy will be in force until one of the following happens:
•both people insured by the policy die
•the grace period expires and your policy lapses, or
•you surrender your policy.

If your policy is not in force when both people insured by the policy die, we are not obligated to pay the death benefit proceeds to your beneficiary.

Owners, people insured by the policy, and beneficiaries Please consult your financial advisor or a lawyer about designating ownership interests.
Owners
The owner is the person named on the application who makes the decisions about the policy and its benefits while it’s in force. You can own a policy by yourself or with someone else. Two or more owners are called joint owners. You need the signatures of all owners for all policy transactions.

If one of the joint owners dies, the surviving owners will hold all rights under the policy. If the last joint owner dies, his or her estate will own the policy unless you’ve given us other instructions.

If you would like to change the owner of your policy, please contact us or your registered representative for a change of owner form. We can process the change only if we receive your instructions in writing.

You can change the owner of your policy by completing a change of owner form. Once we’ve received and recorded your request, the change will be effective as of the day you signed the change of owner form.

People insured by the policy
This policy insures the lives of two people who are between the ages of 20 and 90 at the time you apply for your policy, and who have given us satisfactory evidence of insurability. We refer to each of these people as an insured, and together as the insureds. After one of the insureds dies, we refer to the living insured as the survivor. The policy pays death benefit proceeds after the survivor dies.

Risk classes are usually based on age, gender, health and whether or not the person to be insured by the policy smokes. Most insurance companies use similar risk classification criteria.
Each insured is assigned an underwriting or insurance risk class which we use to calculate cost of insurance and other charges. We normally use the medical or paramedical underwriting method to assign underwriting or insurance risk classes, which may require a medical examination. We may, however, use other forms of underwriting if we think it’s appropriate.

When we refer to age throughout this prospectus, we’re using the word as we’ve defined it here, unless we tell you otherwise.
When we use a person’s age in policy calculations, we generally use his or her age as of the nearest policy date, and we add one year to this age on each policy anniversary date. For example, when we talk about someone “reaching age 100”, we’re referring to the policy anniversary date closest to that person’s 100th birthday, not to the day when he or she actually turns 100.

Beneficiaries
The beneficiary is the person, people, entity or entities you name to receive the death benefit proceeds. Here are some things you need to know about naming beneficiaries:

• You can name one or more primary beneficiaries who each receive an equal share of the death benefit proceeds unless you tell us otherwise. If one beneficiary dies, his or her share will pass to the surviving primary beneficiaries in proportion to the share of the proceeds they’re entitled to receive, unless you tell us otherwise.

If you would like to change the beneficiary of your policy, please contact us or your registered representative for a change of beneficiary form. We can process the change only if we receive your instructions in writing.

• You can also name a contingent beneficiary for each primary beneficiary you name. The contingent beneficiary will receive the death benefit proceeds if the primary beneficiary dies.

• You can choose to make your beneficiary permanent (sometimes called irrevocable). You cannot change a permanent beneficiary’s rights under the policy without his or her permission.

If none of your beneficiaries is still living when the death benefit proceeds are payable, you as the policy owner will receive the proceeds. If you’re no longer living, the proceeds will go to your estate.

You can change your beneficiary at any time while either insured is still living, and while the policy is in force. The change will be effective as of the day you signed the change of beneficiary form.

Policy date, monthly payment date, policy anniversary date In Massachusetts, the policy date is known as the issue date.
Your policy date
This is usually the day we approve your policy application. It’s also the beginning of your first policy year. Your policy’s monthly, quarterly, semi-annual and annual anniversary dates are based on your policy date.

The policy date is set so that it never falls on the 29th, 30th or 31st of any month. We’ll apply your first premium payment as of your policy date or as of the day we receive your premium, whichever is later.

Backdating your policy

In Ohio, your policy can be backdated only three months.
You can have your policy backdated up to six months, as long as we approve it. Backdating in some cases may lower your cost of insurance rates since these rates are based on the ages of the insureds. Your first premium payment must cover the premium load and monthly charges for the period between the backdated policy date and the day your policy is issued.

PACIFIC SELECT ESTATE PRESERVER V BASICS

Re-dating your policy
Once your policy is issued, you may request us to re-date your policy to the date it is delivered to you, or the date we receive the initial premium, if earlier than the delivery date. Re-dating will only be allowed back to the date money is received on your policy. If your delivery date is the 29th, 30th or 31st of any month, the policy will be dated the 28th of that month.

It may be disadvantageous to request that the policy be re-dated. A new policy date may cause the insured’s age for insurance purposes to change and the cost of insurance rates to increase. It will also affect events based on time elapsed since policy date, such as suicide and contestable clauses and surrender charge periods.

We will not re-date policies that are issued with a temporary insurance premium, initial premium, or funds from an IRC Section 1035 exchange.

Your monthly payment date
This is the day we deduct the monthly charges from your policy’s accumulated value. The first monthly payment date is your policy date, and it’s the same day each month thereafter. Monthly charges are explained in the section called Your policy’s accumulated value.

Your policy anniversary date
This is the same day as your policy date every year after we issue your policy. A policy year starts on your policy date and each anniversary date, and ends on the day before the next anniversary date.

Understanding policy expenses

and cash flow (including fees and charges of fund portfolios)

The chart to the right illustrates how cash normally flows through a Pacific Select Estate Preserver V policy.

Under a flexible premium life insurance policy, you have the flexibility to choose the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of policy benefits.

Investment earnings will increase your policy’s accumulated value, while investment losses will decrease it. The premium payments you’ll be required to make to keep your policy in force will be influenced by the investment results of the investment options you choose.

The dark shaded boxes show the fees and expenses you pay directly or indirectly under your policy.

In some states we’ll hold your net premium payments in the Money Market investment option until the free look transfer date. Please turn to Your right to cancel for details.

PACIFIC SELECT ESTATE PRESERVER V BASICS

Statements and reports we’ll send you
We send the following statements and reports to policy owners:

• a confirmation for many financial transactions, usually including premium payments and transfers, loans, loan repayments, withdrawals and surrenders. Monthly deductions and scheduled transactions made under the dollar cost averaging and portfolio rebalancing programs are reported on your quarterly policy statement.

• a quarterly policy statement. The statement will tell you the accumulated value of your policy by investment option, cash surrender value, the amount of the death benefit, the policy’s face amount, and any outstanding loan amount. It will also include a summary of all transactions that have taken place since the last quarterly statement, as well as any other information required by law.

• supplemental schedules of benefits and planned periodic premiums. We’ll send these to you if you change your policy’s face amount or change any of the policy’s other benefits.

• financial statements, at least annually or as required by law, of the separate account and Pacific Select Fund, that include a listing of securities for each portfolio of the Pacific Select Fund.

Your right to cancel

There are special rules for the free look period in certain states. Here are some examples:
•In California the free look period ends 30 days after you receive your policy if you’re 60 years old or over or if you’re replacing another life insurance policy.
•In Colorado the free look period ends after 15 days.
•In North Dakota the free look period ends after 20 days.
•Pennsylvania requires that you exercise your right to cancel your policy within 10 days after you receive it, regardless of the date you signed your application.

Please call us or your registered representative if you have questions about your right to cancel your policy.

Your policy provides a free look period once it is in force. During the free look period, you have the right to cancel (or refuse) your policy and return it to us or your registered representative for a refund.

You’ll find a complete description of the free look period that applies to your policy on the policy’s cover sheet, or on a notice that accompanied your policy. Generally, the free look period ends on the latest of the following:

• 10 days after you receive your policy (20 days for many states if you are replacing another life insurance policy)
• 10 days after we mail or deliver this prospectus which includes a notice of your right of withdrawal
• 45 days after you complete and sign your policy application.

The amount of your refund may be more or less than the premium payments you’ve made, depending on the state where you signed your application. We’ll always deduct any outstanding loan amount from the amount we refund to you.

In most states, your refund will be based on the accumulated value of your policy. In these states, we’ll allocate your net premiums to the investment options you’ve chosen. If you exercise your right to cancel, your refund will be:

• any charges or taxes we’ve deducted from your premiums
• the net premiums allocated to the fixed options
• the accumulated value allocated to the variable investment options
• any monthly charges and fees we’ve deducted from your policy’s accumulated value in the variable investment options.

In some states we’re required to refund the premium payments you’ve made. If you sign your application in one of these states, we’ll hold the net premiums in the Money Market investment option until the free look transfer date. On that day, we’ll transfer the accumulated value in the Money Market investment option to the investment options you’ve chosen.

The free look transfer date is the latest of the following:

• 15 days after we issue your policy
• 45 days after you complete and sign your policy application
• the day we receive your minimum initial premium
• when we consider your policy to be in force.

Timing of payments, forms and
requests

A business day, called a valuation date in your policy, is any day that the New York Stock Exchange and our life insurance operations center are open. It usually ends at 4:00 p.m. Eastern time.

The New York Stock Exchange is usually closed on weekends and on the following days:
• New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day,
and
•the Friday before New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Saturday
•the Monday following New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Sunday unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.

Our client services offices are also usually closed on the following days:
•the Monday before New Year’s Day, July Fourth, or Christmas Day, if any of these holidays falls on a Tuesday
•the Tuesday before Christmas Day if that holiday falls on a Wednesday
•the Friday after New Year’s Day, July Fourth or Christmas Day, if any of these holidays falls on a Thursday
•the Friday after Thanksgiving.

Call us or contact your registered representative if you have any questions about the proper form required for a request.

To request payment of death benefit proceeds, send us proof of death and payment instructions.

Effective date
Once your policy is in force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form at the mailing address that appears on the back cover of this prospectus.

Planned periodic premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form before 4:00 p.m. Eastern time on a business day will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another business day. If we receive your payment or request on or after 4:00 p.m. Eastern time on a business day, your payment or request will be effective as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

Other forms, notices and requests are normally effective as of the next business day after we receive them in proper form, unless the transaction is scheduled to occur on another business day. Change of owner and beneficiary forms are effective as of the day you sign the change form, once we receive them in proper form.

Proper form
We’ll process your requests once we receive all letters, forms or other necessary documents, completed to our satisfaction. Proper form may require, among other things, a signature guarantee or some other proof of authenticity. We do not generally require a signature guarantee, but we may ask for one if it appears that your signature has changed, if the signature does not appear to be yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and us.

When we make payments and transfers
We’ll normally send the proceeds of transfers, withdrawals, loans, surrenders, exchanges and death benefit payments within seven days after the effective date of the request in proper form. We may delay payments and transfers, or the calculation of payments and transfers based on the value in the variable investment options under unusual circumstances, for example, if:

• the New York Stock Exchange closes on a day other than a regular holiday or weekend
• trading on the New York Stock Exchange is restricted
• an emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a variable account’s assets, or
• the SEC permits a delay for the protection of policy owners.

We may delay transfers and payments from the fixed options, including the proceeds from withdrawals, surrenders and loans, for up to six months. We’ll pay interest at an annual rate of at least 3% on any withdrawals or surrender proceeds from the fixed options that we delay for 30 days or more.

We pay interest at an annual rate of at least 3% on death benefit proceeds, calculated from the day the survivor dies to the day we pay the proceeds.

PACIFIC SELECT ESTATE PRESERVER V BASICS

Telephone and electronic transactions Please ask your registered representative for more information regarding electronic transactions.
You can make loans or transfers, and give us instructions regarding the dollar cost averaging program or portfolio rebalancing program, by telephone any time after the free look period as long as we have your signed authorization form on file.

Certain registered representatives are able to give us instructions electronically if authorized by you. You may appoint your registered representative to give us instructions on your behalf by completing and filing a telephone and electronic authorization form with us.

Here are some things you need to know about telephone and electronic transactions:

• You must complete a telephone and electronic authorization form.
• If your policy is jointly owned, all joint owners must sign the telephone and electronic authorization. We’ll take instructions from any owner or anyone you appoint.
• We may use any reasonable method to confirm that your telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.

We’ll send you a written confirmation of each telephone and electronic transaction.

Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next business day or when service has resumed.

When you send us your telephone and electronic authorization form, you agree that:

• we can accept and act upon instructions you or anyone you appoint give us over the telephone or electronically
• neither we, any of our affiliates, the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures
• you bear the risk of any loss that arises from your right to make loans or transfers over the telephone or electronically.

THE DEATH BENEFIT

We’ll pay death benefit proceeds to your beneficiary after the survivor dies while the policy is still in force. Your beneficiary generally will not have to pay federal income tax on death benefit proceeds.

Your policy’s initial amount of insurance
coverage is its initial face amount. We determine the face amount based on instructions provided in your application.

The minimum face amount when a policy is issued is usually $100,000, but we may reduce this in some circumstances.

You’ll find your policy’s face amount, which includes any increases or decreases, in the specification pages in your policy.

This policy offers four death benefit options, Options A, B, C and D. The option you choose will generally depend on which is more important to you: a larger death benefit or building the accumulated value of your policy.

This policy offers two ways to calculate the guideline minimum death benefit: the cash value accumulation test and the guideline premium test. These are called death benefit qualification tests. The test you choose will generally depend on the amount of premiums you want to pay.

Here are some things you need to know about the death benefit:

•You choose your death benefit option and death benefit qualification test on your policy application.

•If you do not choose a death benefit option, we’ll assume you’ve chosen Option A.

•If you do not choose a death benefit qualification test, we’ll assume you’ve chosen the guideline premium test.

•The death benefit will always be the greater of the death benefit under the option you choose or the guideline minimum death benefit, calculated using the death benefit qualification test you’ve chosen.

•The death benefit will never be lower than the face amount of your policy if you’ve chosen Option A, B or D. The death benefit proceeds will always be reduced by any outstanding loan amount.

•We’ll pay the death benefit proceeds to your beneficiary when we receive proof of the deaths of both insureds.

Choosing your death benefit option	You can choose one of the following four options for the death benefit on your application. The graphs below help you compare the options using several hypothetical examples.
Option A – the face amount of your policy.
Option B – the face amount of your policy plus its accumulated value.

The death benefit changes as your policy’s accumulated value changes. The better your investment options perform, the larger the death benefit will be.

Option C – the face amount of your policy plus the total premiums you’ve paid minus any withdrawals or distributions made.

The more premiums you pay and the less you withdraw, the larger the death benefit will be.

Option D – the face amount of your policy multiplied by a death benefit factor.

The death benefit gradually increases over time no matter how your investment options perform, as long as there is enough accumulated value to keep your policy in force.

THE DEATH BENEFIT

How we calculate the death benefit for Option D

If you choose Option D, we’ll calculate the death benefit by multiplying the face amount by a death benefit factor. The death benefit factor is a number from 1.0 to 2.0. A factor of 1.0 means the death benefit equals the face amount. A factor of 2.0 means the death benefit is two times the face amount.

The factor changes on each policy anniversary and is based on the joint equal age of the insureds and the number of completed policy years. Joint equal age is a calculation that blends the ages and insurance risks of the insureds. Generally, the death benefit factor will reach the maximum of 2.0 when joint equal age plus the number of completed policy years is between 85 and 90. You’ll find more information about how we calculate joint equal age in Appendix A.

You’ll find more information about the death benefit factor in Appendix C and in your policy.

Choosing a death benefit

qualification test

The guideline minimum death benefit is the minimum death benefit needed for your policy to qualify as life insurance under Section 7702 of the Internal Revenue Code.

There are other limits on premiums you can pay into your policy, which are listed in How premiums work and described in more detail in the SAI.

The cash value accumulation test is defined in Section 7702(b) of the tax code.

This policy offers two death benefit qualification tests, which we use to calculate the guideline minimum death benefit. You choose one of these tests on your application. Once you choose a test, you cannot change it.

Your death benefit qualification test affects the following:

• premium limitations

• amount of guideline minimum death benefit

• monthly cost of insurance charges

• flexibility to reduce face amount.

Each test determines what the guideline minimum death benefit should be in relation to your policy’s accumulated value. The death benefit determined under either test will be at least equal to the amount required for the policy to qualify as life insurance under the tax code.

Cash value accumulation test

If you choose the cash value accumulation test, your policy’s guideline minimum death benefit will be the greater of:

• the minimum death benefit amount that’s needed for the policy to qualify as life insurance under the cash value accumulation test in the tax code or

• 101% of the policy’s accumulated value.

An example

For a policy that insures a male non-smoker age 56 and a female non-smoker age 53 when the policy was issued, in policy year 20 the guideline minimum death benefit under the cash value accumulation test is calculated by multiplying the accumulated value by a “net single premium factor” of 1.684001.

Under the test, a policy’s death benefit must be large enough to ensure that its cash surrender value, as defined in Section 7702 of the tax code (and which is based on accumulated value, among other things), is never larger than the net single premium that’s needed to fund future benefits under the policy. The net single premium under your policy varies according to the age, sex, and risk class of both insureds. It’s calculated using an interest rate of at least 4% and the guaranteed mortality charges as of the time the policy is issued. We’ll use a higher interest rate if we’ve guaranteed it under your policy.

Guideline premium test
The guideline premium test is defined in Section 7702(a)(2) of the tax code.

Death benefit percentages are defined in Section 7702(d) of the tax code.

Before you buy a policy, you can ask us or your registered representative for a personalized illustration that shows you the guideline single premium and guideline level annual premiums.

Under this test, the guideline minimum death benefit is calculated by multiplying your policy’s accumulated value by a guideline premium death benefit percentage. The death benefit percentage is based on the age of the insured, so it varies over time. It is 250% when the insured is age 40 or younger, and reduces as the person gets older. You’ll find a table of death benefit percentages in Appendix B and in your policy.

If you choose the guideline premium test, the total premiums you pay cannot exceed your policy’s guideline premium limit. Your policy’s guideline premium limit is the greater of:

• the guideline single premium or
• the sum of the guideline level annual premiums to date.

If you increase or decrease your coverage, the guideline single or level premiums may be increased or decreased. These changes may be more than proportionate.

Comparing the death benefit qualification tests
The table below shows a general comparison of how features of your policy may be affected by your choice of death benefit qualification test. When choosing between the tests, you should consider:

Net amount at risk is the difference between the death benefit that would be payable if the insured died and the accumulated value of your policy.

Cost of insurance charges are based, among other things, upon your policy’s net amount at risk. See Your accumulated value for more information on how cost of insurance charges are calculated.
	Cash value accumulation test	Guideline premium test

Premium payments	Allows flexibility to pay more premium[1]	Premium payments are limited under the tax code
Death benefit	Generally higher as policy duration increases	May be higher in early years of policy
Monthly cost of insurance charges	May be higher, if the death benefit is higher	May be lower, except perhaps in early years of policy
Face amount decreases	Will not require return of premium or distribution of accumulated value	May require return of premium or distribution of accumulated value to continue policy as life insurance

[1]    Under the cash value accumulation test, if you want to pay a premium that increases the net amount at risk, you will need to provide us with satisfactory evidence of insurability before we can increase the death benefit. In this event, your cost of insurance charges will also increase.

THE DEATH BENEFIT

Comparing the death benefit options

The tables below compare the death benefits provided by the policy’s four death benefit options. The examples are intended only to show differences in death benefits and net amounts at risk. Accumulated value assumptions may not be realistic.

The example below is based on the following:

• the insureds are a male non-smoker age 56 and a female non-smokers age 53 at the time the policy was issued

• face amount is $1,000,000

• accumulated value at year 20 is $600,000

• total premiums paid into the policy at year 20 is $300,000

• the death benefit factor for Option D at year 20 is 123.2%

• the guideline minimum death benefit under the guideline premium test is $666,000
(accumulated value times a death benefit percentage factor of 111%)

• the guideline minimum death benefit under the cash value accumulation test is $1,010,401 (net single premium factor of 1.684001)

	Example A		If you select the guideline premium test, the death benefit is the larger of these two amounts

	Death benefit option	How it’s calculated	Death benefit under the option	Guideline minimum death benefit	Net amount at risk used for cost of insurance charge

	Option A	Face amount	$1,000,000	$666,000	$397,540.07
	Option B	Face amount plus accumulated value	$1,600,000	$666,000	$996,064.11
	Option C	Face amount plus premiums less distributions	$1,300,000	$666,000	$696,802.09
	Option D	Face amount times death benefit factor	$1,232,000	$666,000	$628,969.36

			If you select the cash value accumulation test, the death benefit is the larger of these two amounts

	Death benefit option	How it’s calculated	Death benefit under the option	Guideline minimum death benefit	Net amount at risk used for cost of insurance charge

	Option A	Face amount	$1,000,000	$1,010,401	$407,915.48
	Option B	Face amount plus accumulated value	$1,600,000	$1,010,401	$996,064.11
	Option C	Face amount plus premiums less distributions	$1,300,000	$1,010,401	$696,802.09
	Option D	Face amount times death benefit factor	$1,232,000	$1,010,401	$628,969.36

If the death benefit equals the guideline minimum death benefit, any increase in accumulated value will cause an automatic increase in the death benefit.

Here’s the same example, but with an accumulated value of $1,400,000. Because accumulated value has increased, the guideline minimum death benefit is now:

• $1,680,000 under the guideline premium test ($1,400,000 times a death benefit factor of 123.2%)

• $3,110,508 (net single premium factor of 1.684001).

	Example B		If you select the guideline premium test, the death benefit is the larger of these two amounts

	Death benefit option	How it’s calculated	Death benefit under the option	Guideline minimum death benefit	Net amount at risk used for cost of insurance charge

	Option A	Face amount	$1,000,000	$1,724,800	$320,557.11
	Option B	Face amount plus accumulated value	$2,400,000	$1,724,800	$994,096.16
	Option C	Face amount plus premiums less distributions	$1,300,000	$1,724,800	$320,557.11
	Option D	Face amount times death benefit factor	$1,232,000	$1,724,800	$320,557.11

			If you select the cash value accumulation test, the death benefit is the larger of these two amounts

	Death benefit option	How it’s calculated	Death benefit under the option	Guideline minimum death benefit	Net amount at risk used for cost of insurance charge

	Option A	Face amount	$1,000,000	$2,357,602	$951,802.46
	Option B	Face amount plus accumulated value	$2,400,000	$2,357,602	$994,096.16
	Option C	Face amount plus premiums less distributions	$1,300,000	$2,357,602	$951,802.46
	Option D	Face amount times death benefit factor	$1,232,000	$2,357,602	$951,802.46

These examples show that each death benefit option provides a different level of protection. Keep in mind that cost of insurance charges, which affect your policy’s accumulated value, increase with the amount of the death benefit, as well as over time. The cost of insurance is charged at a rate per $1,000 of the discounted net amount at risk. As the net amount at risk increases, your cost of insurance increases. Accumulated value also varies depending on the performance of the investment options in your policy.

THE DEATH BENEFIT

When we pay the death benefit

Your beneficiary can choose to receive the death benefit proceeds in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General information about your policy.

It is important that we have a current address for your beneficiary so that we can pay death benefit proceeds promptly. If we cannot pay the proceeds to your beneficiary within five years of the death of the survivor, we’ll be required to pay them to the state.

We calculate the amount of the death benefit proceeds as of the end of the day the survivor dies. If that person dies on a day that is not a business day, we calculate the proceeds as of the next business day.

Your policy’s beneficiary must send us proof that both insureds died while the policy was in force, along with payment instructions. If both insureds die at the same time, or if it’s not clear who died first, we’ll assume the younger insured died first.

Death benefit proceeds equal the total of the death benefits provided by your policy and any riders you’ve added, minus any outstanding loan amount, minus any overdue charges. We will pay the death benefit proceeds within 2 months after we receive proof that both insureds died while the policy was in force.

We’ll pay interest at an annual rate of at least 3% on the death benefit proceeds, calculated from the day the survivor dies to the day we pay the proceeds. In some states we may pay a higher rate of interest if required by law.

Changing your death benefit option

We will not change your death benefit option if it means your policy will be treated as a modified endowment contract, unless you’ve told us in writing that this would be acceptable to you. Modified endowment contracts are discussed in Variable life insurance and your taxes.

You can change the death benefit option of your policy. Here’s how it works:

• You can change the death benefit once in any policy year.

• You must send us your request in writing.

• You can only change to Option A or Option B. After the younger insured reaches age 89, you may only change to Option A.

• The change will become effective on the first monthly payment date after we receive your request. If we receive your request on a monthly payment date, we’ll process it that day.

• We may charge you a fee of up to $100 each time you request to change your death benefit option.

• The face amount of your policy will change by the amount needed to make the death benefit under the new option equal the death benefit under the old option just before the change. We will not let you change the death benefit if doing so means the face amount of your policy will become less than $100,000. We may waive this minimum amount under certain circumstances.

• Changing the death benefit option can also affect the monthly cost of insurance charge since this charge varies with the net amount at risk.

• The new death benefit option will be used in all future calculations.

Changing the face amount If you change the face amount, we’ll send you a supplemental schedule of benefits and premiums.

You can increase or decrease your policy’s face amount starting on the first policy anniversary as long as we approve it. Here’s how it works:

• You can change the face amount as long as at least one insured is still living.

• You can only change the face amount once in any policy year.

• You must send us your request in writing while your policy is in force.

• Unless you request otherwise, the change will become effective on the first monthly payment date after we receive your request. If we receive your request on a monthly payment date, we’ll process it that day.

• Both insureds or, if only one person is still living, the survivor will also need to agree to the change in face amount, if you are not the insured.

If your policy’s death benefit is equal to the guideline minimum death benefit, and the net amount at risk is more than three times the death benefit on the policy date, we may reduce the death benefit by requiring you to make a withdrawal from your policy.

If we require you to make a withdrawal, we will not charge you our usual $25 withdrawal fee, but the withdrawal may be taxable. Please turn to Withdrawals, surrenders and loans for information about making withdrawals.

Coverage segment refers separately to the initial face amount and any increase in face amount.

•Increasing the face amount may increase the death benefit, and decreasing the face amount may decrease the death benefit. The amount the death benefit changes will depend, among other things, on the death benefit option you’ve chosen and whether, and by how much, the death benefit is greater than the face amount before you make the change.

•Changing the face amount can affect the net amount at risk, which affects the cost of insurance charge. An increase in the face amount may increase the cost of insurance charge, while a decrease may decrease the charge.

•We can refuse your request to make the total face amount, including any riders, less than $100,000. We can waive this minimum amount in certain situations, such as group or sponsored arrangements.

Increasing the face amount

Here are some additional things you should know about increasing the face amount:

•Both insureds must be still living, age 90 or less, and you must give us satisfactory evidence of insurability for both insureds.

•Each increase you make to the face amount must be $10,000 or more.

•We may charge you a fee of up to $200 for each increase to cover the costs of processing the request. We deduct the fee on the day the increase is effective from all of your investment options in proportion to the accumulated value you have in each option.

•Increasing the face amount will increase the mortality and expense risk charge.

Decreasing the face amount may affect your policy’s tax status. To ensure your policy continues to qualify as life insurance, we might be required to return part of your premium payments to you if you’ve chosen the guideline premium test, or make distributions from the accumulated value, which may be taxable.

For more information, please see Variable life insurance and your taxes.

Decreasing the face amount

Here are some additional things you should know about decreasing the face amount:

• We’ll apply any decrease in the face amount in the following order:

• to the most recent increases you made to the face amount

• to the initial face amount.

• Each decrease you make to the face amount must be $10,000 or more.

• We may deduct a surrender charge from your policy’s accumulated value. We currently waive this charge. Please turn to Withdrawals, Surrenders and Loans for information about how we calculate surrender charges.

• We can refuse your request to decrease the face amount if making the change means:

• your policy will end because it no longer qualifies as life insurance

• the distributions we’ll be required to make from your policy’s accumulated value will be greater than your policy’s net cash surrender value

• your policy will become a modified endowment contract and you have not told us in writing that this is acceptable to you.

THE DEATH BENEFIT

Optional riders

Ask your registered representative for more information about the riders available with the policy, or about other kinds of life insurance policies offered by Pacific Life.

There may be tax consequences if you exercise your rights under the Accelerated living benefits rider or the Policy split option rider. Please see Variable life insurance and your taxes for more information.

Samples of the provisions for the extra optional benefits are available from us upon written request.

There are five optional riders that provide extra benefits, some at additional cost. Not all riders are available in every state, and some riders may only be added when you apply for your policy.

• Last survivor annual renewable term rider

Provides annual renewal term insurance on both insureds.

• Individual annual renewable term rider

Provides level or varying term insurance on either or both insureds.

• Last survivor accounting benefit rider

Provides added protection on the insureds.

• Policy split option rider

Splits the policy into two individual policies with evidence of insurability.

• Accelerated living benefits rider

Gives the policy owner access to a portion of the policy’s death benefit if the last surviving insured has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states).

Certain restrictions may apply and are described in the rider or benefit. We’ll add any rider charges to the monthly charge we deduct from your policy’s accumulated value.

Things to keep in mind

We offer other variable life insurance policies which provide insurance protection on the life of one person or the lives of two people. The loads and charges on these policies may be different. Combining a policy and a rider, however, may be more economical than adding another policy. It may also be more economical to provide an amount of insurance coverage through a policy alone. Many life insurance policies have some flexibility in structuring the face amount, the death benefit, and premium payments in targeting the cash values based on your particular needs.

Under certain circumstances, combining a policy with a Last survivor annual renewable term rider, Individual annual renewable term rider or Last survivor accounting benefit rider may result in a face amount equal to the face amount of a single policy.

In general, your policy coverage offers the advantage of lower guaranteed cost of insurance rates than the added riders. If you add a rider or riders to your policy, and if we apply maximum guaranteed charges, you may increase your risk of lapse even if all premiums are paid. Adding a rider or riders may also affect the amount of premium you can pay on your policy and still have it qualify as life insurance.

Combining a policy with a Last survivor or Individual annual renewable term rider may lower costs and may improve accumulated value accrual for the same amount of death benefit. However, your policy has guaranteed maximum charges. Adding a Last survivor or Individual annual renewable term rider will result in guaranteed maximum charges that are higher than for a single policy with the same face amount.

Combining a policy with a Last survivor accounting benefit rider may improve accumulated value accrual in the early years of your policy, but could result in either higher or lower charges than under a single policy. The timing of certain charges for policies held for certain periods may also be affected.

Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You choose the proportion of your policy’s face amount that is made up of policy, Last survivor annual renewable term rider, Individual annual renewable term rider, or Last survivor accounting benefit rider. You should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product. Your registered representative can provide you with additional illustrations showing the effects of different proportions of policy and rider coverage to help you make your decision. You should also consider a periodic review of your coverage with your registered representative.

HOW PREMIUMS WORK

Your policy gives you the flexibility to choose the amount and frequency of your premium payments. Each premium payment must be at least $50.

The amount, frequency, and period of time over which you make premium payments may affect whether your policy will be classified as a modified endowment contract, or no longer qualifies as life insurance for tax purposes. See Variable life insurance and your taxes for more information.

We deduct a premium load from each premium payment, and then allocate your net premium to the investment options you’ve chosen. Depending on the performance of your investment options, and on how many withdrawals, loans or other policy features you’ve taken advantage of, you may need to make additional premium payments to keep your policy in force.

If we do not receive the minimum initial premium payment within 20 days after we issue your policy, we can cancel the policy and refund any partial premium payment you’ve made. We may waive the 20 day requirement in some cases.

Planned periodic premium payments

Even if you pay all your premiums when they’re scheduled, your policy could lapse if the accumulated value, less any outstanding loan amount, is not enough to pay your monthly charges. Turn to Your policy’s accumulated value for more information.

You can schedule the amount and frequency of your premium payments. We refer to scheduled premium payments as your planned periodic premium. Here’s how it works:

• On your application, you choose a fixed amount of at least $50 for each premium payment.

• You indicate whether you want to make premium payments annually, semi-annually, or quarterly. You can also choose monthly payments using our monthly Uni-check plan, which is described below.

• We send you a notice to remind you of your scheduled premium payment (except for monthly electronic funds transfer plan payments, which are paid automatically). While you do not have to make the premium payments you’ve scheduled, not making a premium payment may have an impact on any financial objectives you may have set for your policy’s accumulated value and death benefit, and could cause your policy to lapse.

• We’ll treat any payment you make during the life of your policy as a loan repayment, not as a premium payment, unless you tell us otherwise. When a payment, or any portion of it, exceeds your outstanding loan amount, we’ll treat it as a premium payment.

Paying your premium

Premium payments must be made in a form acceptable to us before we can process it. You may pay your premium:

• by personal check, drawn on a U.S. bank

• by cashier’s check, money order, and traveler’s checks in single denominations of $10,000 or more if they originate in a U.S. bank

• by third party check, when there is a clear connection of the third party to the underlying transaction

• wire transfers that originate in U.S. banks.

We may not accept premium payments in the following forms:

• cash

• credit card or check drawn against a credit card account

• cashier’s check, money order or traveler’s checks in single denominations of less than $10,000

• cashier’s checks, money orders, traveler’s checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank

• third party check, if there is not a clear connection of the third party to the underlying transaction

• wires that originate from foreign bank accounts.

All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the free look period may be delayed until we receive confirmation in our administrative office that your check has cleared.

Monthly electronic funds transfer plan

Once you’ve made your first premium payment, you can make monthly premium payments using our electronic funds transfer plan. Here’s how it works:

• you authorize us to withdraw a specified amount from your checking account each month

• you can choose any day between the 4th and 28th of the month

• if you do not specify a day for us to make the withdrawal, we’ll withdraw the premium payment on your policy’s monthly anniversary. If your policy’s monthly anniversary falls on the 1st, 2nd or 3rd of the month, we’ll withdraw the payment on the 4th of each month.

Deductions from your premiums

Your net premium is your premium payment less the premium load.

Your sales load targets are based on your policy’s guideline annual premium, and the risk classification and age of both people insured by the policy. The sales load targets range from 50% to 100% of your guideline annual premium. The actual sales load targets for your policy are in your policy specification pages.

Your guideline annual premium is equal to the premium payable under your policy for one year if you were to pay level annual premiums for the life of the policy. This includes account fees and charges under the policy, including charges, if any, for substandard risks and optional benefits, and also assumes net investment earnings at an annual rate of 4% or, if greater, the rate or rates guaranteed in your policy when it is issued.

An example

For a policy that insures a male non-smoker age 56 and a female non-smoker age 53 when the policy is issued, with a face amount of $2,000,000, the sales load target is $38,880 if the policy has death benefit Option A, Option C, or Option D. If the policy has death benefit Option B, the sales load target is $50,540.

We deduct a premium load from each premium payment you make. The load is made up of three charges:

Sales load

During the first 10 sales load targets, we deduct a 4.25% sales load from each premium payment you make. The sales load is reduced to 2.25% thereafter.

Premium based tax charges

State and local charge

We deduct 2.35% from each premium payment to pay state and local premium and other taxes. The actual taxes we pay vary from state to state, and in some instances, among municipalities. We do not expect to change the rate unless the rate we pay changes.

Federal charge

We deduct 1.50% from each premium payment to compensate us for certain costs associated with federal taxes. We reserve the right to change this rate to respond to changes in law.

HOW PREMIUMS WORK

Allocating your premiums There are special restrictions when allocating premiums to the Fixed LT account. Please turn to Your investment options for more information about the investment options.
We generally allocate your net premiums to the investment options you’ve chosen on your application on the day we receive them. We currently limit your allocations to 20 investment options at one time.

When we allocate your first premium depends on the state where you signed your policy application. If you signed your application in a state that requires us to return the premiums you’ve paid, we’ll hold your net premiums in the Money Market investment option until the free look transfer date, and then transfer them to the investment options you’ve chosen.

If you signed your application in a state that requires refunds to be based on accumulated value, we allocate net premiums to the investment options you’ve chosen on the day we receive them or your policy date, if later.

Portfolio optimization

Portfolio optimization is an asset allocation service we offer for use with your policy. Asset allocation is the distribution of investments among asset classes and involves decisions about which asset classes should be selected and how much of the total accumulated value should be allocated to each asset class. The theory of portfolio optimization is that diversification among asset classes can help reduce volatility over the long-term.

The actual percentage allocations within the portfolio model that matches your investment profile are described in the investment policy statement for that model. You should consult with your financial adviser or investment professional to assist you in determining which model meets your financial needs, investment time horizon, and is consistent with your risk comfort level.

Unless you provide written authorization, we will not automatically adjust your accumulated value and net premium payments among investment options to reflect updates to the model. You may change your allocations at any time by writing or sending a fax. If we have your completed telephone and electronic authorization form on file, you can call us at 1-800-800-7681 or submit a request electronically through your appointed agent. Or you can ask your registered representative to contact us.

Pacific Life and Ibbotson Associates, one of the premier firms in designing asset allocation-based investment strategies, developed five model portfolios, each comprised of a carefully selected combination of Pacific Select Fund portfolios. The portfolios are selected by evaluating the asset classes represented by the underlying securities holdings of the portfolios and combining portfolios to combine major types of asset classes based on historical asset performance and attribution analysis in a way intended to optimize returns given a particular level of risk tolerance. The analysis is accomplished by using a state-of-the-art program and a statistical analytical technique known as “mean-variance optimization”. This portfolio optimization analysis is performed each year to help maintain the risk/return profile of the models.

If you select a portfolio optimization model, your initial net premium payment (in the case of a new application) or accumulated value, as applicable, will be allocated to the investment options according to the model you select. Subsequent net premium payments will also be allocated accordingly, unless otherwise instructed by you in writing. If you choose, you can rebalance your accumulated value quarterly, semi-annually, or annually to maintain the asset allocation given in your portfolio optimization model. If you also allocate part of your net premium payment or accumulated value outside the model, rebalancing is only permitted within the model. Each model may change and investment options may be added to or deleted from a model as a result of the annual analysis.

To enroll in portfolio optimization, you must submit to us, together with any other required forms, a completed, signed and dated portfolio optimization acknowledgment contained in the investment policy statement. The investment policy statement describes the portfolio optimization model that matches your investment profile, based on the responses you provide regarding your financial needs, investment time horizon and risk comfort level, on the investor profile questionnaire. Your financial advisor or investment professional can assist you in completing the proper forms. We have the right to terminate or change the portfolio optimization service at any time.

Although the models are designed to optimize returns given the various levels of risk, there is no assurance that a model portfolio will not lose money or that investment results will not experience some volatility. Historical market and asset class performance may differ in the future from the historical performance upon which the models are built. Also, allocation to a single asset class may outperform a model, so that you would have been better off in an investment option or options representing a single asset class than in a model. The value of the variable accounts will fluctuate, and when redeemed, may be worth more or less than the original cost.

Limits on the premium payments you can make

We will not accept premium payments after the younger insured reaches age 100.

Federal tax law puts limits on the amount of premium payments you can make in relation to your policy’s death benefit. These limits apply in the following situations:

• If you’ve chosen the guideline premium test as your death benefit qualification test and accepting the premium means your policy will no longer qualify as life insurance for federal income tax purposes.

You’ll find a detailed discussion of modified endowment contracts in Variable life insurance and your taxes.

• If applying the premium in that policy year means your policy will become a modified endowment contract.

• If applying the premium payment to your policy will increase the net amount at risk. This will happen if your policy’s death benefit is equal to the guideline minimum death benefit or would be equal to it once we applied your premium payment.

You’ll find more detailed information regarding these situations in the SAI.

YOUR POLICY’S ACCUMULATED VALUE

Accumulated value is used as the basis for determining policy benefits and charges.
Accumulated value is the value of your policy on any business day.

We use it to calculate how much money is available to you for loans and withdrawals, and how much you’ll receive if you surrender your policy. It also affects the amount of the death benefit if you choose a death benefit option that’s calculated using accumulated value.

The accumulated value of your policy is not guaranteed – it depends on the performance of the investment options you’ve chosen, the premium payments you’ve made, policy charges and how much you’ve borrowed or withdrawn from the policy.

Calculating your policy’s accumulated value Please see Taking out a loan for information about loans and the loan account.
Your policy’s accumulated value is the total amount allocated to the variable investment options and the fixed options, plus the amount in the loan account.

We determine the value allocated to the variable investment options on any business day by multiplying the number of accumulation units for each variable investment option credited to your policy on that day, by the variable investment option’s unit value at the end of that day. The process we use to calculate unit values for the variable investment options is described in Your investment options.

Persistency credit
Beginning on your 16th policy anniversary and on each policy anniversary thereafter, we may credit your policy with a persistency credit of 0.10% on an annual basis. We calculate the persistency credit amount on your policy’s average accumulated value less any outstanding loan amount on each monthly payment date during the preceding policy year. We add it proportionately to your investment options according to your most recent allocation instructions.

Beginning on your 21st policy anniversary, we may increase your annual persistency credit to 0.30%.

Your policy’s persistency credit is not guaranteed, and we may discontinue the program at any time.

Monthly deductions

If there is not enough accumulated value to pay the monthly charge, your policy could lapse. The performance of the investment options you choose, not making planned premium payments, or taking out a loan all affect the accumulated value of your policy.

You’ll find a discussion about when your policy might lapse, and what you can do to reinstate it, later in this section.

We deduct a monthly charge from your policy’s accumulated value in the investment options each monthly payment date.

Unless you tell us otherwise, we deduct the monthly charge from the investment options that make up your policy’s accumulated value, in proportion to the accumulated value you have in each option. This charge is made up of three charges:

Cost of insurance
This charge is for providing you with life insurance protection. Like other policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses.

We deduct a cost of insurance charge based on the cost of insurance rate for your policy’s initial face amount and for each increase you make to the face amount.

Unisex rates are used in the state of Montana. They are also used when a policy is owned by an employer in connection with employment-related or benefit programs.

Class is determined by a number of factors, including the age, risk classification, smoking status and gender (unless unisex rates are required) of both insureds, and the policy date and duration.

There are maximum or guaranteed cost of insurance rates associated with your policy. These rates are shown in your policy’s specification pages. When the younger insured reaches age 100, the guaranteed cost of insurance rate is zero – in other words, you no longer pay any cost of insurance.

The guaranteed rates include the insurance risks associated with insuring two people. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the ages, gender and risk classes of the insureds unless unisex rates are required.

Our current cost of insurance rates will apply uniformly to all members of the same class. Any changes in the cost of insurance rates will apply uniformly to all members of the same class. These rates generally increase as the person’s age increases, and they vary with the number of years the policy has been in force. Our current rates are lower than the guaranteed rates and they will not exceed the guaranteed rates in the future.

Choosing a guaranteed period

We guarantee our current cost of insurance rates. If, when the policy is issued, the older insured is:
•age 65 or younger, we guarantee the rates for 10 years
•older than 65, but younger than 81, we guarantee the rates for 5 years
•older than 80, we guarantee the rates for 1 year.

However, if either insured is uninsurable, and the older insured is age 80 or younger, we guarantee the rates for 5 years.

If the older insured is age 50 or younger, and neither insured is uninsurable, you have the option to extend the guaranteed period to fifteen years. You can only do this when the policy is issued and you cannot change the guaranteed period later.

If you increase the face amount, the cost of insurance rates associated with the increase will have the same guaranteed period that you chose when the policy was issued. This will be effective on the day of the increase. However, if on the day of the increase the older insured is older than age 50, or either insured is uninsurable, the guaranteed period for the increase will be the guaranteed period which we offer for age and insurability as of the day of the increase.

If you qualify for the 15-year guaranteed period, the guaranteed period you choose may affect the accumulated value and the initial face amount of your policy, as well as the amount of premium you can pay. The shorter guaranteed period will provide for higher guideline premium and seven-pay premium limits which, if paid, provide the potential to accrue a larger accumulated value. The longer guaranteed period will have lower premium limits, but will provide you with improved guarantees on your cost of insurance rates. You should discuss your insurance needs and financial objectives with your registered representative to help you determine which guaranteed period works best for you.

There is no charge for extending the guaranteed period to fifteen years.

YOUR POLICY’S ACCUMULATED VALUE

How we calculate cost of insurance

We calculate cost of insurance by multiplying the current cost of insurance rate by a discounted net amount at risk at the beginning of each policy month.

Net amount at risk for the cost of insurance calculation is the difference between a discounted death benefit that would be payable if both insureds died, and the accumulated value of your policy. We calculate it in two steps:

•Step 1: we divide the death benefit that would be payable at the beginning of the policy month by 1.00246627.

•Step 2: we subtract your policy’s accumulated value at the beginning of the policy month from the amount we calculated in step 1.

Administrative charge
We deduct a charge of $10 a month to help cover the costs of administering and maintaining our policies. We guarantee that this charge will not increase. When the younger insured reaches age 100, the administrative charge is zero – in other words, you no longer pay any administrative charge.

Mortality and expense risk charge
Mortality risk is the chance that the people insured by policies we’ve issued do not live as long as expected. This means the cost of insurance charges specified in the policies may not be enough to pay out actual claims.

Expense risk is the chance that our actual administrative and operating expenses are more than expenses we expected.

The mortality and expense risk charge helps compensate us for these risks. It has two components, which are described in the box on the following page. We guarantee this charge will not increase.

Charges for optional riders
If you add any riders to your policy, we add any charges for them to your monthly charge.

An example

For a policy that insures a male non-smoker age 56 and a female non-smoker age 53 when the policy is issued, with:

• a face amount of $2,000,000

• accumulated value of $60,000 after deducting any outstanding loan amount.

The monthly charge for the M&E risk face amount charge is $788.10 ((($2,000,000 ÷ 1,000) X 0.3853) plus $17.50) if the policy has death benefit Option A, Option C or Option D. If the policy has death benefit Option B, the M&E risk face amount charge is $1,009.90 ((($2,000,000 ÷ 1,000)  X 0.4962) plus $17.50).

The monthly charge for the M&E risk asset charge is $10.85 (($25,000 X 0.0375%) plus ($35,000 X 0.0042%)).

The monthly charge for the M&E risk face amount charge will never exceed $8.00 per $1,000 of coverage segment plus a flat amount of $17.50.

How we calculate the mortality and expense risk charge

The mortality and expense risk charge has two separate charges:

• M&E risk face amount charge We deduct a face amount charge every month during the first 10 policy years, at a rate that is based on the age and risk classification of both insureds on the policy date and on a face amount component factor per $1,000 of the initial face amount of your policy plus a flat amount of $17.50. During policy years 11 through 20, we may deduct a face amount charge of $17.50 per month. The face amount component of your policy is shown on policy specification pages.

If you increase the face amount, each increase will have a corresponding face amount charge related to the amount of the increase. The charge is based on the age and risk classification of both insureds at the time of the increase. We’ll specify these charges in a supplemental schedule of benefits at the time of the increase. We’ll apply each charge for 10 years from the day of the increase. If you decrease the face amount, the charge will remain the same.

• M&E risk asset charge We deduct a risk asset charge every month at an annual rate of 0.45% (0.0375% monthly) on the first $25,000 of your policy’s accumulated value in the investment options plus an annual rate of 0.05% (0.0042% monthly) of the accumulated value in the investment options that exceeds $25,000. For the purposes of this charge, the amount of accumulated value is calculated on the monthly payment date before we deduct the monthly charge, but after we deduct any outstanding loan amount or allocate any new net premiums, withdrawals or loans. When the younger insured reaches age 100, the annual rate is 0%—in other words, you no longer pay this charge.

Lapsing and reinstatement

Your policy will lapse if there is not enough accumulated value, after subtracting any outstanding loan amount, to cover the monthly charge on the day we make the deduction. Your policy’s accumulated value is affected by the following:

• loans or withdrawals you make from your policy

• not making planned premium payments

• the performance of your investment options

• charges under the policy.

There is no guarantee that your policy will not lapse even if you pay your planned periodic premium.

In Florida, if there is not enough accumulated value to pay the total monthly charge, full coverage will continue in force until the next monthly payment date, at which time a grace period of 31 days will be allowed for the payment of sufficient premium to keep your policy in force. Thirty-one days prior to lapse, we will send you, and anyone you’ve assigned your policy to, a notice containing the lapse date and the required premium to keep your policy in force.

If there is not enough accumulated value to pay the total monthly charge, we deduct the amount that’s available and send you, and anyone you’ve assigned your policy to, a notice telling you the minimum amount you have to pay to keep your policy in force. This minimum amount is equal to three times the monthly charge that was due on the monthly payment date when there was not enough accumulated value to pay the charge.

We’ll give you a grace period of 61 days from when we send the notice to pay the required premium. Your policy will remain in force during the grace period.

If you do not make the minimum payment

If we do not receive your payment within the grace period, your policy will lapse with no value. This means we’ll end your life insurance coverage.

If you make the minimum payment

If we receive your payment within the grace period, we’ll allocate your net premium to the investment options you’ve chosen and deduct the monthly charge from your investment options in proportion to the accumulated value you have in each option.

YOUR POLICY’S ACCUMULATED VALUE

Remember to tell us if a payment is a premium payment or a loan repayment.
If your policy is in danger of lapsing and you have an outstanding loan amount, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your policy’s face amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your policy from lapsing, you’ll have to repay a portion of your outstanding loan amount.

How to avoid future lapsing
To stop your policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a loan, you may want to repay a portion if it.

Paying death benefit proceeds during the grace period
If the survivor dies during the grace period, we’ll pay death benefit proceeds to your beneficiary. We’ll reduce the payment by any unpaid monthly charges and any outstanding loan amount.

Reinstating a lapsed policy
If your policy lapses, you have five years from the end of the grace period to apply for a reinstatement. We’ll reinstate it if you send us the following:

•a written application

•evidence of insurability satisfactory to us for each insured who was alive on the date of lapse

•a premium payment sufficient to keep your policy in force for three months after the day your policy is reinstated

•payment of all unpaid monthly charges that were due in the grace period.

We’ll reinstate your policy as of the first monthly payment date on or after the day we approve the reinstatement. When we reinstate your policy, its accumulated value will be the same as it was on the day your policy lapsed. We’ll allocate it according to your most recent premium allocation instructions.

Reinstating a lapsed policy with an outstanding loan amount
If you had an outstanding loan amount when your policy lapsed, we will not pay or credit interest on it during the period between the lapsing and reinstatement of your policy. There are special rules that apply to reinstating a policy with an outstanding loan amount:

•If we reinstate your policy on the first monthly payment date that immediately follows the lapse, we’ll also reinstate the loan amount that was outstanding the day your policy lapsed.

•If we reinstate your policy on any monthly payment date other than the monthly payment date that immediately follows the lapse, we’ll deduct the outstanding loan amount from your policy’s accumulated value. This means you will no longer have an outstanding loan amount when your policy is reinstated. However, we will reinstate your loan if you ask us to in writing.

No lapse guarantee rider
Subject to state availability, if you meet certain requirements, your policy has a No lapse guarantee rider (“No lapse rider”). The No lapse rider may continue your policy if it would otherwise lapse. Here’s how it works:

You are eligible for the No lapse rider if:

•The older insured is younger than age 80 when the policy is issued.

•You chose either death benefit Option A or B when applying for your policy.

•You did not select the optional Individual annual renewal term rider.

•If you selected the optional Last survivor annual renewal term rider, the term insurance provided is on a level, not varying, schedule.

•Your application meets our underwriting requirements.

The guarantee period of your No lapse rider is listed on your policy specification pages.

The No lapse premium is shown on your policy specification pages as the No Lapse Guarantee Required Premium. The No lapse premium will never exceed the guideline annual premium for your policy.

The conditions for your no lapse rider to remain in effect are described in detail in the rider.

The No lapse rider is issued with a guarantee period based on the age of the older insured. The guarantee period will be at least five years, and never more than 25 years.

If your policy is issued with the No lapse rider, we will list your No lapse premium amount on your policy specification pages. If you pay at least this amount at the beginning of each policy year, and you take no policy loans or withdrawals, the No lapse rider will remain in effect through the guarantee period. Other premium payment patterns may also keep the No lapse rider in effect. There is no charge for the No lapse rider.

If your policy does not have enough accumulated value, after subtracting any outstanding loan amount, to cover your monthly deduction on the monthly payment date, and the No lapse rider is in effect, your policy will not enter the grace period, and will not lapse. Your policy and all other riders attached to your policy will continue in force under their terms during the No lapse rider guarantee period as long as the conditions for the No lapse rider to be in effect are met.

When your policy continues under the No lapse rider, monthly deductions for your policy will be accumulated in the AV pay-off account. We charge interest on the amount in the AV pay-off account. Interest owing on the amount in the AV pay-off account accrues monthly at an annual rate of 4.0%.

Additional net premium, or loan repayment amounts, will first be applied to the balance in your AV pay-off account. Once the amount in the AV pay-off account, plus any outstanding interest, has been repaid, any additional new net premium or loan repayment amounts will be allocated to the investment options according to your most recent instructions.

If your policy is continued under the No lapse rider at the time the guarantee period ends, you will need to pay sufficient additional premium or make a loan repayment to bring the AV pay-off account to zero and cover any future monthly deductions from your policy or your policy will lapse.

YOUR INVESTMENT OPTIONS

This section tells you about the investment options available under your policy and how they work.
You can change your premium allocation instructions by writing or sending a fax. If we have your completed telephone and electronic authorization form on file, you can call us at 1-800-800-7681 or submit a request electronically through your appointed agent. Or you can ask your registered representative to contact us.

You’ll find information about when we allocate net premiums to your investment options in How premiums work.

Your policy’s accumulated value may be allocated to up to 20 investment options at any one time.

We put your premium payments in our general and separate accounts. We own the assets in our accounts and allocate your net premiums, less any charges, to the investment options you’ve chosen. Amounts allocated to the fixed options are held in our general account. Amounts allocated to the variable investment options are held in our separate account.

You choose your initial investment options on your application. If you choose more than one investment option, you must tell us the dollar amount or percentage you want to allocate to each option. You can change your premium allocation instructions at any time.

The investment options you choose, and how they perform, will affect your policy’s accumulated value and may affect the death benefit. Please review the investment options carefully and ask your registered representative to help you choose the right ones for your goals and tolerance for risk. Make sure you understand any costs you may pay directly and indirectly on your investment options because they will affect the value of your policy.

Variable investment options

Variable investment options are also known as variable accounts. These variable accounts are divisions of our separate account. We bear the direct operating expenses of our separate account. For more information about how these accounts work, see About Pacific Life.

We’re the investment adviser for the Pacific Select Fund. We oversee the management of all the fund’s portfolios, and manage two of the portfolios directly. We’ve retained other portfolio managers to manage the other portfolios.

You can choose from 33 variable investment options. Each variable investment option is set up as a variable account under our separate account and invests in a corresponding portfolio of the Pacific Select Fund. Each portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed. Your policy’s accumulated value will fluctuate depending on the investment options you’ve chosen. You bear the investment risk of any variable investment options you choose.

The following chart is a summary of the Pacific Select Fund portfolios. You’ll find detailed descriptions of the portfolios in the Pacific Select Fund prospectus that accompanies this prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read the fund prospectus carefully before investing.

PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER
Blue Chip	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of “blue chip” companies and related derivatives.	A I M Capital Management, Inc.
Aggressive Growth	Long-term growth of capital.	Equity securities of small- and medium-sized growth companies.	A I M Capital Management, Inc.
Diversified Research	Long-term growth of capital.	Equity securities of U.S. companies and securities whose principal markets are in the U.S.	Capital Guardian Trust Company
Small-Cap Equity	Long-term growth of capital.	Equity securities of small companies	Capital Guardian Trust Company
International Large-Cap	Long-term growth of capital.	Equity securities of large non-U.S. companies and securities whose principal markets are outside of the U.S.	Capital Guardian Trust Company
I-Net Tollkeeper	Long-term growth of capital.	Equity securities of companies which use, support, or relate directly or indirectly to use of the Internet.	Goldman Sachs Asset Management
Financial Services	Long-term growth of capital.	Equity securities in the financial services sector (including derivatives).	INVESCO Funds Group, Inc.
Health Sciences	Long-term growth of capital.	Equity securities in the health sciences sector (including derivatives).	INVESCO Funds Group, Inc.
Technology	Long-term growth of capital.	Equity securities in the technology sector (including derivatives).	INVESCO Funds Group, Inc.
Telecommunications	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities in the telecommunications sector (including derivatives).	INVESCO Funds Group, Inc.
Strategic Value	Long-term growth of capital.	Equity securities with the potential for long-term growth of capital.	Janus Capital Management LLC
Growth LT	Long-term growth of capital consistent with the preservation of capital.	Equity securities of a large number of companies of any size.	Janus Capital Management LLC
Focused 30	Long-term growth of capital.	Equity securities selected for their growth potential.	Janus Capital Management LLC
Mid-Cap Value	Capital appreciation.	Equity securities of medium-sized U.S. companies believed to be undervalued.	Lazard Asset Management
International Value	Long-term capital appreciation.	Equity securities of relatively large companies located in developed countries outside of the U.S.	Lazard Asset Management
Capital Opportunities	Long-term growth of capital.	Equity securities with the potential for long-term growth of capital.	MFS Investment Management
Mid-Cap Growth	Long-term growth of capital.	Equity securities of medium-sized companies believed to have above-average growth potential.	MFS Investment Management

YOUR INVESTMENT OPTIONS

PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER
Global Growth	Long-term growth of capital.	Equity securities of any size located within and outside of the U.S.	MFS Investment Management
Equity Index	Investment results that correspond to the total return of common stocks publicly traded in the U.S.	Equity securities of companies that are included in or representative of the Standard & Poor’s 500 Composite Stock Price Index (including derivatives).	Mercury Advisors
Small-Cap Index	Investment results that correspond to the total return of an index of small capitalization companies.	Equity securities of small companies that are included in or representative of the Russell 2000 Index (including derivatives).	Mercury Advisors
Real Estate	Current income and long-term capital appreciation.	Equity securities of companies in the U.S. real estate industry.	Morgan Stanley Asset Management
Multi-Strategy	High total return.	A mix of equity and fixed income securities.	OppenheimerFunds, Inc.
Main Street® Core (formerly called Large-Cap Core)	Long-term growth of capital and income.	Equity securities of large dividend-paying U.S. companies.	OppenheimerFunds, Inc.
Emerging Markets	Long-term growth of capital.	Equity securities of companies that are located in countries generally regarded as “emerging market” countries.	OppenheimerFunds, Inc.
Inflation Managed	Maximize total return consistent with prudent investment management.	Inflation-indexed bonds of varying maturities.	Pacific Investment Management Company LLC
Managed Bond	Maximize total return consistent with prudent investment management.	Medium and high-quality fixed income securities with varying terms to maturity.	Pacific Investment Management Company LLC
Money Market	Current income consistent with preservation of capital.	Highest quality money market instruments believed to have limited credit risk.	Pacific Life
High Yield Bond	High level of current income.	Fixed income securities with lower and medium-quality credit ratings and intermediate to long terms to maturity.	Pacific Life
Equity Income	Current income. (Capital growth is of secondary importance.)	Equity securities of large U.S. companies.	Putnam Investment Management, LLC
Research	Long-term growth of capital.	Equity securities of large U.S. companies.	Putnam Investment Management, LLC
Equity	Capital appreciation. (Current income is of secondary importance.)	Equity securities of large U.S. growth-oriented companies.	Putnam Investment Management, LLC
Aggressive Equity	Capital appreciation.	Equity securities of small and medium-sized companies.	Putnam Investment Management, LLC
Large-Cap Value	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large companies.	Salomon Brothers Asset Management Inc.

An example

You ask us to allocate $6,000 to the Inflation Managed investment option on a business day. At the end of that day, the unit value of the variable account is $15. We’ll credit your policy with 400 units ($6,000 divided by $15).

The value of an accumulation unit is not the same as the value of a share in the underlying portfolio.

For information about timing of transactions, see Pacific Select Estate Preserver V basics.

Calculating unit values

When you choose a variable investment option, we credit your policy with accumulation units. The number of units we credit equals the amount we’ve allocated divided by the unit value of the variable account. Similarly, the number of accumulation units in your policy will be reduced when you make a transfer, withdrawal or loan from a variable investment option, and when your monthly charges are deducted.

The value of an accumulation unit is the basis for all financial transactions relating to the variable investment options. We calculate the unit value for each variable account once every business day, usually at or about 4:00 p.m. Eastern time.

Generally, for any transaction, we’ll use the next unit value calculated after we receive your written request. If we receive your written request before 4:00 p.m. Eastern time, we’ll use the unit value calculated as of the end of that business day. If we receive your request on or after 4:00 p.m. Eastern time, we’ll use the unit value calculated as of the end of the next business day.

If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day. For your monthly charge, we’ll use the unit value calculated on your monthly payment date. If your monthly payment date does not fall on a business day, we’ll use the unit value calculated as of the end of the next business day.

The unit value calculation is based on the following:

• the investment performance of the underlying portfolio

• any dividends or distributions paid by the underlying portfolio

• any charges for any taxes that are, or may become, associated with the operation of the variable account.

The unit value of a variable account will change with the value of its corresponding Pacific Select Fund portfolio. Changes in the unit value of a variable account will not change the number of accumulation units credited to your policy.

You’ll find more about Pacific Select Fund fees and expenses in Fee tables and in the fund prospectus.

Fees and expenses paid by the Pacific Select Fund

The Pacific Select Fund pays advisory fees and other expenses. These are deducted from the assets of the fund’s portfolios and may vary from year to year. They are not fixed and are not part of the terms of your policy. If you choose a variable investment option, these fees and expenses affect you indirectly because they reduce portfolio returns. The fund is governed by its own Board of Trustees.

YOUR INVESTMENT OPTIONS

Fixed options

The fixed options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about these options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about these options. For more information about the general account, see About Pacific Life.

You can also choose from two fixed options: the Fixed account and the Fixed LT account. The fixed options provide a guaranteed minimum annual rate of interest. The amounts allocated to the fixed options are held in our general account.

Here are some things you need to know about the fixed options:

• Accumulated value allocated to the fixed options earn interest on a daily basis, using a 365-day year. Our minimum annual interest rate is 3%.
• During the first 10 policy years, a portion of any allocation you make to the Fixed LT account earns a higher guaranteed minimum rate of 4.5%. This amount equals the Fixed LT enhancement guaranteed amount multiplied by the number of policy years. The Fixed LT enhancement guaranteed amount is listed on your policy specification sheets when your policy is issued, and equals your policy’s sales load target. Any allocation to the Fixed LT account that exceeds the Fixed LT enhancement guaranteed amount earns the minimum guaranteed rate of 3%.
• We may offer a higher annual interest rate on the fixed options. If we do, we’ll guarantee the higher rate for one year.
• There are no investment risks or direct charges.
• There are limitations on when and how much you can transfer from the fixed options. These limitations are described below in Transferring among investment options.
• We may place a limit of $1,000,000 on amounts allocated to the Fixed LT account in any 12-month period. This includes allocations of net premium, transfers, and loan repayments for all Pacific Life policies you own. Any allocations in excess of $1,000,000 will be allocated to your other investment options according to your most recent instructions. We may increase the $1,000,000 limit at any time at our sole discretion. To find out if a higher limit is in effect, contact us.

Transferring among
investment options

If your state requires us to refund your premiums when you exercise your right to cancel, you can make transfers and use transfer programs only after the free look transfer date. For more information, please see Pacific Select Estate Preserver V basics.

If you live in Connecticut, Georgia, Maryland, North Carolina, North Dakota, or Pennsylvania, you can make a transfer to the fixed options any time during the first 18 months of your policy.

We reserve the right, in our sole discretion, to waive the transfer restrictions on the fixed options. Please contact us or your registered representative to find out if a waiver is currently in effect.

You’ll find more about the first year transfer program later in this section.

You can transfer among your investment options any time during the life of your policy without triggering any current income tax. You can make transfers by writing to us, by making a telephone or electronic transfer, or by signing up for one of our automatic transfer programs. You’ll find more information about making telephone and electronic transfers in Pacific Select Estate Preserver V basics.

Transfers will normally be effective as of the end of the business day we receive your written, telephone or electronic request.

Here are some things you need to know about making transfers:

•Your policy’s accumulated value may be invested in up to 20 investment options at one time.
•If you’re making transfers between variable investment options, there is no minimum amount required and you can make as many transfers as you like.
•You can make transfers from the variable investment options to the fixed options only in the policy month right before each policy anniversary.
•You can only make one transfer in any 12-month period from each fixed option, except if you’ve signed up for the first year transfer program. Such transfers are limited to:

• $5,000 or 25% of your policy’s accumulated value in the Fixed account
• $5,000 or 10% of your policy’s accumulated value in the Fixed LT account.

The restrictions for transfers from the Fixed LT account are temporarily waived during the first policy year. You will be permitted to transfer any amount out of the Fixed LT account at any time during the first twelve policy months. We reserve the right to discontinue this waiver at any time. However, if the waiver is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year.

• Currently, there is no charge for making a transfer but we may charge you $25 per transfer in the future. You will always be permitted at least 12 free transfers per policy year.
• There is no minimum required value for the investment option you’re transferring to or from.
• You cannot make a transfer if your policy is in the grace period and is in danger of lapsing.
• We can restrict or suspend transfers.
• We may choose to impose limits on transfer amounts, the value of the investment options you’re transferring to or from, or the number and frequency of transfers you can make.

Market-timing restrictions
The policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of the fund and raise expenses. This in turn can have an adverse effect on portfolio performance and therefore your policy’s performance. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the policy.

If we determine that your transfer patterns reflect a market timing strategy, we reserve the right, in our sole discretion and without prior notice, to take restrictive action. Such restrictions could include:

• not accepting transfer instructions from a policy owner, and

• restricting your ability to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our website or any other type of electronic medium,

• not accepting transfer instructions from an agent acting on behalf of more than one policy owner, and

• not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one policy owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.

Transfer programs
We offer three programs that allow you to make automatic transfers of accumulated value from one investment option to another. Under the dollar cost averaging and portfolio rebalancing programs, you can transfer among the variable investment options. Under the first year transfer program, you can make transfers from the Fixed account to the Fixed LT account and the variable investment options.

We have the right to discontinue, modify or suspend any of these transfer programs at any time.

YOUR INVESTMENT OPTIONS

Since the value of accumulation units can change, more units are credited for a scheduled transfer when unit values are lower, and fewer units when unit values are higher. This allows you to average the cost of investments over time. Investing this way does not guarantee profits or prevent losses.

Dollar cost averaging program
Our dollar cost averaging program allows you to make scheduled transfers of $50 or more between variable investment options without paying a transfer fee. It does not allow you to make transfers to or from either of the fixed options. We’ll process transfers as of the end of the business day on your policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you’ve chosen. You must have at least $5,000 in a variable investment option to start the program. Detailed information appears in the SAI.

We will not charge you for the dollar cost averaging program or for transfers made under this program, even if we decide to charge you in the future for transfers outside of the program, except if we have to by law.

Because the portfolio rebalancing program matches your original percentage allocations, we may transfer money from an investment option with relatively higher returns to one with relatively lower returns.

Portfolio rebalancing program
As the value of the underlying portfolios changes, the value of the allocations to the variable investment options will also change. The portfolio rebalancing program automatically transfers your policy’s accumulated value among the variable investment options according to your original percentage allocations. Detailed information appears in the SAI.

We do not currently charge for the portfolio rebalancing program or for transfers made under this program.

This program allows you to average the cost of investments over your first policy year. Investing this way does not guarantee profits or prevent losses.
First year transfer program
Our first year transfer program allows you to make monthly transfers during the first policy year from the Fixed account to the variable investment options or the Fixed LT account. It does not allow you to transfer among variable investment options. You enroll in the program when you apply for your policy. Detailed information appears in the SAI.

We do not currently charge for the first year transfer program or for transfers made under this program.

WITHDRAWALS, SURRENDERS AND LOANS

Making a withdrawal, taking out a loan or surrendering your policy can change your policy’s tax status, generate taxable income, or make your policy more susceptible to lapsing. Be sure to plan carefully before using these policy benefits.

If you withdraw a larger amount than you’ve paid into your policy, your withdrawal may be considered taxable income.

For more information, see Variable life insurance and your taxes.

You can take out all or part of your policy’s accumulated value while your policy is in force by making withdrawals or surrendering your policy. You can take out a loan from us using your policy as security. You can also use your policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Making withdrawals

You can choose to receive your withdrawal in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General information about your policy.

We will not accept your request to make a withdrawal if it will cause your policy to become a modified endowment contract, unless you’ve told us in writing that you want your policy to become a modified endowment contract.

You can withdraw part of your policy’s net cash surrender value starting on your policy’s first anniversary. Here’s how it works:

• You must send us a written request that’s signed by all owners.
• Each withdrawal must be at least $500, and the net cash surrender value of your policy after the withdrawal must be at least $500.
• If your policy has an outstanding loan amount, the maximum withdrawal you can take is the amount, if any, by which the cash surrender value just before the withdrawal, exceeds the outstanding loan amount divided by 90%.
• We’ll charge you $25 for each withdrawal you make.
• If you do not tell us which investment options to take the withdrawal from, we’ll deduct the withdrawal and the withdrawal charge from all of your investment options in proportion to the accumulated value you have in each option.
• The accumulated value, cash surrender value and net cash surrender value of your policy will be reduced by the amount of each withdrawal.
• If the survivor dies after you’ve sent a withdrawal request to us, but before we’ve made the withdrawal, we’ll deduct the amount of the withdrawal from any death benefit proceeds owing.

How withdrawals affect your policy’s death benefit
Making a withdrawal will affect your policy’s death benefit in the following ways:

• if your policy’s death benefit does not equal the guideline minimum death benefit, the death benefit may decrease by the amount of your withdrawal.
• if your policy’s death benefit equals the guideline minimum death benefit, the death benefit may decrease by more than the amount of your withdrawal.

How withdrawals affect your policy’s face amount
If you’ve chosen death benefit Option B or Option C, making a withdrawal does not reduce your policy’s face amount.

If you’ve chosen death benefit Option A or Option D, a withdrawal may reduce your face amount. You can make one withdrawal during each of the first 15 policy years of $10,000 or 10% of your policy’s cash surrender value, whichever is less, without reducing your policy’s face amount. If you withdraw a larger amount, or make additional withdrawals, the face amount will be reduced by the amount if any, by which the face amount exceeds the death benefit immediately before the withdrawal, minus the amount of the withdrawal.

WITHDRAWALS, SURRENDERS AND LOANS

Taking out a loan

The amount in the loan account, plus any interest you owe, is referred to throughout this prospectus as your outstanding loan amount. Your policy refers to this amount as policy debt.

Taking out a loan will affect the growth of your policy’s accumulated value, and may affect the death benefit.

You’ll find more information regarding loans in the SAI.

You can borrow money from us any time while your policy is in force. The minimum amount you can borrow is $200, unless there are other restrictions in your state. The maximum amount available to borrow is less than 100% of your accumulated value.

You may request a loan either by sending us a request in writing, over the telephone or electronically. You’ll find more information about requesting a loan by telephone or electronically in Pacific Select Estate Preserver V basics.

Here’s how it works:

• When you borrow money from us, we use your policy’s accumulated value as security. To secure the loan, we transfer an amount equal to the amount you’re borrowing from your accumulated value in the investment options to the loan account.

• You pay interest on the amount you borrow. Interest owing on the amount you’ve borrowed accrues daily at an annual rate of 3.25%.

• The accumulated value set aside to secure your loan also earns interest. The amount in the loan account earns interest daily at an annual rate of at least 3.0%.

• We currently intend to credit interest on the amount in the loan account at an annual rate of 3.25% in policy year 6 and thereafter. We can decrease the rate credited, but will not decrease the annual rate to less than 3.0% on the amount in the loan account.

Paying off your loan

You can pay off all or part of the loan any time while your policy is in force. While you have an outstanding loan, we’ll treat any money you send us as a loan payment unless you tell us otherwise in writing.

Your outstanding loan amount could result in taxable income if you surrender your policy, if your policy lapses, or if your policy is a modified endowment contract. You should talk to your tax advisor before taking out a loan under your policy. For more information, please turn to Taking out a loan in Variable life insurance and your taxes.

What happens if you do not pay off your loan

If you do not pay off your loan, we’ll deduct the amount in the loan account, including any interest you owe, from one of the following:

• the death benefit proceeds before we pay them to your beneficiary

• the cash surrender value if you surrender your policy

• the amount we refund if you exercise your right to cancel.

Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your policy. For example, while your policy’s accumulated value is held in the loan account, it will miss out on the potential earnings available through the variable investment options. The amount of interest you earn on the loan account may be less than the amount of interest you would have earned from the fixed options. These could lower your policy’s accumulated value, which could reduce the amount of the death benefit.

When a loan is outstanding, the amount in the loan account is not available to help pay for any policy charges. If, after deducting your outstanding loan amount, there is not enough accumulated value in your policy to cover the policy charges, your policy could lapse. You may need to make additional premium payments or loan repayments to prevent your policy from lapsing.

Ways to use your policy’s loan and withdrawal features

If you’re interested in using your life insurance policy to supplement your retirement income, please contact us for more information.

You can ask your registered representative for illustrations showing how policy charges may affect existing accumulated value and how future withdrawals and loans may affect the accumulated value and death benefit.

You can also ask for accompanying charts and graphs that compare results from various retirement strategies.

You can use your policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Setting up an income stream may not be suitable for all policy owners.

Here are some things you should consider when setting up an income stream:

• the rate of return you expect to earn on your investment options

• how long you would like to receive regular income

• the amount of accumulated value you want to maintain in your policy.

Understanding the risks

Using your policy to supplement your income does not change your rights or our obligations under the policy. The terms for loans and withdrawals described in this prospectus remain the same. It’s important to understand the risks that are involved in using your policy’s loan and withdrawal features. Use of these features may increase the chance of your policy lapsing.

You should consult with your financial adviser and carefully consider how much you can withdraw and borrow from your policy each year to set up your income stream.

Automated income option

Withdrawals and loans may reduce policy values and benefits. They may also increase your risk of lapse. In order to minimize the risk of lapse, you should not take additional loans or withdrawals while you are in the AIO program.

Distributions under the AIO program may result in tax liability. Please consult your tax advisor.

For more information, see Variable life insurance and your taxes.

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Your policy is eligible after the 7th policy anniversary. To begin the program, you must have a minimum net cash surrender value of $50,000, and your policy must not qualify as a modified endowment contract.

You request participation in the AIO program and specify your AIO preferences by sending us an AIO request form. If you wish to do so, contact your registered representative for an AIO request form.

There is no fee to participate in the AIO program. The $25 fee for withdrawals under the AIO program is currently waived.

You may discontinue participation in the AIO program at any time by sending a written notice to us.

Detailed information appears in the SAI.

Surrendering your policy

You can choose to receive your money in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General information about your policy.

If you increase your policy’s face amount, we’ll send you a supplemental schedule of benefits that shows the surrender charge associated with the increase.

You can surrender or cash in your policy at any time while either insured is still living. Your policy’s cash surrender value is its accumulated value less any surrender charge that applies. The net cash surrender value equals your policy’s cash surrender value after deducting any outstanding loan amount.

Here are some things you need to know about surrendering your policy:

• You must send us your policy and a written request.

• We’ll send you the policy’s net cash surrender value. If you surrender your policy during the first 10 policy years, we’ll deduct a surrender charge.

• Each coverage segment has a surrender charge based on the face amount of each coverage segment and the age and risk classification of both insureds on the date each coverage segment is effective.

WITHDRAWALS, SURRENDERS AND LOANS

• The amount of the surrender charge does not change during the first 12 policy months from effective date of coverage segment. Starting on the 13th policy month, we reduce the charge by 0.9259% each month until it reaches zero at the end of 10 policy years.
• There is no surrender charge on any coverage segment after 10 policy years from the date the coverage segment is effective.
• We guarantee the surrender charge rates will not increase.
• If you decrease the face amount, the decrease will not affect your policy’s surrender charge.

Estate tax waiver of surrender
charge rider

Tax legislation passed in 2001 provides for reductions in federal estate tax rates, and a “repeal” of the federal estate tax in 2010. However, the legislation provides for full reinstatement of the federal estate tax in the year 2011.

Subject to state availability, your policy has an Estate tax waiver of surrender charge rider.

If there is no federal estate tax in effect for the estates of persons dying after December 31, 2010, the option date, you may elect to surrender your policy and we will waive any surrender charge on the initial face amount of your policy. If you elect this benefit, you must notify us in proper form within 60 days after the option date, and your policy and all attached riders will end. There is no additional charge for the rider or to elect the benefit under this rider.

Policy restoration
You may request to restore a policy you surrender if at least one insured is still living. Here’s how it works:

• We must receive your request to restore the policy along with the full amount of the surrender proceeds within 30 days from the original date of the surrender. We will not require evidence of insurability.
• If we assessed a surrender charge when you surrendered your policy, we will add the value of the charge to the surrender proceeds we receive from you.
• The surrender proceeds and any refunded surrender charge will be placed into the Fixed account as of the original date of the surrender. We will calculate and pay interest on this amount from the date of surrender to the date we process your restoration request.
• On the date we process your restoration request, we will transfer your accumulated value in the Fixed account to the investment options you choose according to your most recent premium allocation instructions.
• If you had an outstanding loan amount when you surrendered your policy, we will reinstate the loan amount that was outstanding the day you surrendered your policy.
• Once we have restored the policy, we will send you a written confirmation.

We will not restore a policy that has been surrendered for an income benefit.

GENERAL INFORMATION ABOUT YOUR POLICY

This section tells you some additional things you should know about your policy.
Income benefit
If you surrender or make a withdrawal from your policy, you can use the money to buy an income benefit that provides a monthly income. Your policy’s beneficiary can use death benefit proceeds to buy an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.

The following is one income benefit available under the Pacific Select Estate Preserver V policy:

• The income benefit is based on the life of the person receiving the income. If the policy owner is buying the income benefit, monthly income will be based on the owner’s life. If the policy’s beneficiary buys the income benefit, monthly income will be based on the beneficiary’s life.
• We’ll pay a monthly income for at least 10 years regardless of whether the person receiving the income is still alive.
• After 10 years, we’ll only pay the monthly income for as long as the person receiving it is still alive.
• The minimum monthly income benefit calculated must be at least $100.
• For this income benefit, the amount you receive will always be at least as much as the amount guaranteed by your policy.

Paying the death benefit in the case of suicide
If either insured, whether sane or insane, commits suicide within two years of the policy date, death benefit proceeds will be the total of all premiums you’ve paid, less any outstanding loan amount, any withdrawals you’ve made, and any cash dividends we’ve paid.

Replacement of life insurance or annuities
The term replacement has a special meaning in the life insurance industry. Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.

A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

• lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated
• converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values
• amended to effect either a reduction in benefits or in the term for which coverage would otherwise remain in force or for which benefits would be paid
• reissued with any reduction in cash value, or
• pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest.

GENERAL INFORMATION ABOUT YOUR POLICY

A replacement may affect your plan of insurance in the following ways:

• You will pay new acquisition costs;

• You may have to submit to new medical examinations;

• You may pay increased premiums because of your increased age or changed health;

• Claims made in the early policy years may be contested;

• You may have to pay surrender charges and/or income taxes on your current policy or contract values;

• Your new policy or contract values may be subject to surrender charges; and

• If part of a financed purchase, your existing policy or contract values or death benefit may be reduced.

You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.

Errors on your application

If the age of either insured is stated incorrectly on your application, we’ll adjust the face amount to reflect the correct age. Here’s how we’ll do it:

• Using the monthly cost of insurance rate for the policy year in which we discover the mistake, we’ll multiply the face amount by the rate based on the incorrect age. We’ll then divide the result by the monthly cost of insurance rate that’s based on the correct age.

• We’ll calculate accumulated value using cost of insurance, rider and benefit charges based on the correct age, for all policy months following the month we discover the mistake.

• We will not recalculate accumulated value for the policy months up to and including the month in which we discover the mistake.

• We will not recalculate mortality and expense risk charges or surrender charges.

Contesting the validity of your policy

We have the right to contest the validity of your policy for two years from the policy date. Once your policy has been in force for two years from the policy date during the lifetime of the insureds, we generally lose the right to contest its validity.

We also have the right to contest the validity of a policy that you reinstate for two years from the day that it was reinstated. Once your reinstated policy has been in force for two years from the reinstatement date during the lifetime of the insureds, we generally lose the right to contest its validity. During this period, we may contest your policy only if there is a material misrepresentation on your application for reinstatement.

Regardless of the above, we can contest the validity of your policy for failure to pay premiums at any time. The policy will terminate upon successful contest with respect to either insured.

Assigning your policy as collateral Assigning a policy that’s a modified endowment contract may generate taxable income and a 10% penalty tax.

You can assign your policy as collateral to secure a loan, mortgage, or other kind of debt. Here’s how it works:

• An assignment does not change the ownership of the policy.

• After the policy has been assigned, your rights and the rights of your beneficiary will be subject to the assignment. The entire policy, including any income benefit, rider, benefit and endorsement, will also be subject to the assignment.

• We’re not responsible for the validity of any assignment.

• We must receive and record a copy of the original assignment in a form that’s acceptable to us before we’ll consider it binding.
• Unless otherwise provided, the person or organization you assign your policy to may exercise the rights under the policy, except the right to change the policy owner or the beneficiary or the right to choose a monthly income benefit.

Dividends	We do not expect to pay any dividends. If we do pay dividends, we’ll pay them annually in cash.

VARIABLE LIFE INSURANCE AND YOUR TAXES

The tax consequences of owning a policy or receiving proceeds from it may vary by jurisdiction and according to the circumstances of each owner or beneficiary.

Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.

Recently passed tax legislation provides, among other things, for reductions in federal estate tax rates, increases in the exemption amount, and a “repeal” of the federal estate tax in 2010. However, the legislation provides for full reinstatement of the federal estate tax in the year 2011. If you are considering the purchase of the policy to help pay federal estate taxes at death, consult with your tax advisor.

This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It’s based on the Internal Revenue Code (the tax code) and does not cover any state or local tax laws.

This is not a complete discussion of all federal income tax questions that may arise under the policy. There are special rules that we do not include here that may apply in certain situations.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies, other tax consequences described in this discussion or tax consequences that relate directly or indirectly to life insurance policies.

We do not make any guarantees about the tax status of your policy, and you should not consider the discussion that follows to be tax advice.

Tax treatment of life insurance
policies

In order to qualify as a life insurance contract for federal income tax purposes, the policy must meet the statutory definition of life insurance.

Death benefits may be excluded from income under Section 101(a) of the tax code.

We believe that last survivor policies meet the statutory definition of life insurance under Section 7702 of the tax code. However, the area of tax law relating to the definition of life insurance does not explicitly address all relevant issues relating to last survivor life insurance policies. We reserve the right to make changes to the policy if we deem the changes appropriate to continue to qualify your policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance. This includes excluding the death benefit from the gross income of the beneficiary.

Definition of life insurance
We believe that the policy qualifies as life insurance. That means it will receive the same tax advantages as a conventional fixed life insurance policy. The two main tax advantages are:

•In general, your policy’s beneficiary will not be subject to federal income tax when he or she receives the death benefit proceeds. This is true regardless of whether the beneficiary is an individual, corporation, or other entity.
•You’ll generally not be taxed on your policy’s accumulated value unless you receive a cash distribution by making a withdrawal, surrendering your policy, or in some instances, taking a loan from your policy.

The tax laws defining life insurance, however, do not cover all policy features. Your policy may have features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to address many issues concerning the treatment of substandard risk policies, policies with term insurance on the people insured by the policy or certain tax requirements relating to joint survivorship life insurance policies. We can make changes to your policy if we believe the changes are needed to ensure that your policy continues to qualify as a life insurance contract.

The tax code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.

While the Treasury Department has issued proposed regulations about reasonable standards for mortality charges, the standards that apply to joint survivor life insurance policies are not entirely clear. While we believe that our mortality costs and other expenses used in calculating whether the policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your policy qualifies as a life insurance contract.

Section 817(h) of the tax code describes the diversification rules.

For more information about diversification rules, please see Managing Pacific Select Fund in the attached Pacific Select Fund prospectus.

Diversification rules and ownership of the separate account
Your policy will not qualify for the tax benefit of a life insurance contract unless, among other requirements, the separate account follows certain rules requiring diversification of investments underlying the policy. In addition, the IRS requires that the policyholder not have control over the underlying assets.

The Treasury Department has announced that the diversification rules “do not provide guidance concerning the circumstances in which it will treat an investor, rather than the insurance company, as the owner of the assets in a separate account.” The IRS treats a variable policy owner as the owner of separate account assets if he or she has the ability to exercise investment control over them. Owners of the assets are taxed on any income or gains the assets generate. Although the Treasury Department announced several years ago that it would provide further guidance on the issue, it had not done so when we wrote this prospectus.

The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible the IRS would treat you as the owner of your policy’s proportionate share of the assets of the separate account.

We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the fund’s portfolios will be able to operate as currently described in the prospectus, or that the fund will not have to change any portfolio’s investment objective or policies. We can modify your policy if we believe it will prevent you from being considered the owner of your policy’s proportionate share of the assets of the separate account.

Policy exchanges fall under Section 1035(a) of the tax code.
Policy exchanges
If you exchange your policy for another one that insures the same people, it generally will be treated as a tax-free exchange and, if so, will not result in the recognition of gain or loss. If any of the people insured by the policy are changed, the exchange will be treated as a taxable exchange.

Change of ownership
You may have taxable income if you transfer ownership of your policy, sell your policy, or change the ownership of it in any way.

There are special rules for corporate-owned policies. You should consult your tax adviser. Section 59A of the tax code deals with the environmental tax.
Corporate owners
There are special tax issues for corporate owners:

•using your policy to fund deferred compensation arrangements for employees has special tax consequences
•corporate ownership of a policy may affect your liability under to the alternative minimum tax and the environmental tax.

VARIABLE LIFE INSURANCE AND YOUR TAXES

Conventional life insurance policies

Under Section 7702A of the tax code, policies that are not classified as modified endowment contracts are taxed as conventional life insurance policies.

The cost basis in your policy is generally the premiums you’ve paid plus any taxable distributions less any withdrawals or premiums previously recovered that were not taxable.

The tax treatment of your policy will depend upon whether it is a type of contract known as a modified endowment contract. We describe modified endowment contracts later in this section. If your policy is not a modified endowment contract, it will be treated as a conventional life insurance policy and will have the following tax treatment:

Surrendering your policy
When you surrender, or cash in, your policy, you’ll generally be taxed on the difference, if any, between the cash surrender value and the cost basis in your policy.

Making a withdrawal
If you make a withdrawal after your policy has been in force for 15 years, you’ll only be taxed on the amount you withdraw that exceeds the cost basis in the policy.

Special rules apply if you make a withdrawal within the first 15 policy years and it’s accompanied by a reduction in benefits. In this case, there is a special formula under which you may be taxed on all or a portion of the withdrawal amount.

Taking out a loan
If you take out a loan, you will not pay tax on the loan amount unless your policy is surrendered or lapses and you have not repaid your outstanding loan amount. The interest you pay, or that’s accrued, on a loan is generally nondeductible. Ask your tax adviser for more information.

Loans and corporate-owned policies
If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that’s a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity’s deductions for loan interest may be disallowed, even though this interest may relate to debt that’s completely unrelated to the contract. There may be a limited exception that applies to contracts issued on 20% owners, officers, directors or employees of the entity. For more information about this exception, you should consult your tax adviser.

Modified endowment contracts

Section 7702A of the tax code defines a class of life insurance policies known as modified endowment contracts. Like other life insurance policies, the death benefit proceeds paid to your beneficiary generally are not subject to federal income tax and your policy’s accumulated value grows on a tax-deferred basis until you receive a cash distribution.

If there is a material change to your policy, like a change in the death benefit, we may have to retest your policy and restart the seven-pay premium period to determine whether the change has caused the policy to become a modified endowment contract.

A modified endowment contract is a special type of life insurance policy. If your policy is a modified endowment contract, it will have the tax treatment described below. Any distributions you receive during the life of the policy are treated differently than under conventional life insurance policies. Withdrawals, loans, pledges, assignments and surrendering your policy are all considered distributions and may be subject to tax on an income-first basis and a 10% penalty.

When a policy becomes a modified endowment contract
A life insurance policy becomes a modified endowment contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the seven-pay limit. The seven-pay limit is the cumulative total of the level annual premiums (or seven-pay premiums) required to pay for the policy’s future death and endowment benefits.

For example, if the seven-pay premiums were $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a Pacific Select Estate Preserver V policy may or may not be a modified endowment contract, depending on the amount of premiums paid during the policy’s first seven contract years or after a material change has been made to the policy.

Surrendering your policy
If you surrender your policy, you’re taxed on the amount by which the cash surrender value exceeds the cost basis in the policy.

Making a withdrawal or taking out a loan
If you make a withdrawal or take out a loan from a modified endowment contract, you’re taxed on the amount of the withdrawal or loan that’s considered income, including all previously non-taxed gains. Income is the difference between the cash surrender value and the cost basis in your policy. It’s unclear whether interest paid, or accrued, on a loan is considered interest for federal income tax purposes. If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. You should consult your tax adviser.

All modified endowment contracts we or our affiliates issue to you in a calendar year are treated as a single contract when we calculate whether a distribution amount is subject to tax.

10% penalty tax
If any amount you receive from a modified endowment contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount.

A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

• you’re at least 59 1/2 years old
• you’re receiving an amount because you’ve become disabled
• you’re receiving an amount that’s part of a series of substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your beneficiaries.

Distributions before a policy becomes a modified endowment contract
If your policy fails the seven-pay test and becomes a modified endowment contract, any amount you receive or are deemed to have received during the two years before it became a modified endowment contract may be taxable. The distribution would be treated as having been made in anticipation of the policy’s failing to meet the seven-pay test under Treasury Department regulations which are yet to be prescribed.

Policy riders Please see the discussion of optional riders in The death benefit. Please consult with your tax adviser if you want to exercise your rights under either of these riders.
Accelerated living benefits rider
Amounts received under this rider should be generally excluded from taxable income under Section 101(g) of the tax code.

Benefits under the rider will be taxed, however, if they are paid to someone other than a person insured by the policy, and either person insured by the policy:

• is a director, officer or employee of the person receiving the benefit, or
• has a financial interest in a business of the person receiving the benefit.

In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet technical aspects of the definition of “life insurance contract” under the tax code. We may reserve the right (but are not obligated) to modify the rider to conform under tax code requirements.

Policy split option rider
This rider allows a policy to be split into two individual policies. If the split is not treated as a nontaxable exchange, it could result in the recognition of taxable income up to any gain or income in the policy at the time of the split.

ABOUT PACIFIC LIFE

Pacific Life Insurance Company is a life insurance company based in California. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, group employee benefits, broker-dealer operations, and investment and advisory services. At the end of 2002, we had $_____ billion of individual life insurance in force and total admitted assets of approximately $____ billion. We are ranked the __th largest life insurance carrier in the U.S. in terms of 2002 admitted assets. The Pacific Life family of companies has total assets and funds under management of $___ billion.

We are authorized to conduct our life and annuity business in the District of Columbia and in all states except New York. Our principal office is at 700 Newport Center Drive, Newport Beach, California 92660.

How our accounts work	We own the assets in our general account and our separate account. We allocate your net premiums to these accounts according to the investment options you’ve chosen. General account
We can provide you with reports of our ratings as an insurance company and our ability to pay claims with respect to our general account assets.
Our general account includes all of our assets, except for those held in our separate accounts. We guarantee you an interest rate for up to one year on any amount allocated to the fixed options. The rate is reset annually. The fixed options are part of our general account, which we may invest as we wish, according to any laws that apply. We’ll credit the guaranteed rate even if the investments we make earn less. Our ability to pay these guarantees is backed by our strength as a company.

The fixed options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about the fixed options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about the fixed options.

Separate account

Amounts allocated to the variable investment options are held in our separate account. The assets in this account are kept separate from the assets in our general account and our other separate accounts, and are protected from our general creditors.

The separate account is divided into variable accounts. Each variable account invests in shares of a designated portfolio of the Pacific Select Fund. We may add variable accounts that invest in other portfolios of the fund or in other securities.

We’re the legal owner of the assets in the separate account, and pay its operating expenses. The separate account is operated only for our variable life insurance policies. We must keep enough money in the account to pay anticipated obligations under the insurance policies funded by the account, but we can transfer any amount that’s more than these anticipated obligations to our general account. Some of the money in the separate account may include charges we collect from the account and any investment results on those charges.

We cannot charge the assets in the separate account attributable to our reserves and other liabilities under the policies funded by the account with any liabilities from our other business.

Similarly, the income, gains or losses, realized or unrealized, of the assets of any variable account belong to that variable account and are credited to or charged against the assets held in that variable account without regard to our other income, gains or losses.

Making changes to the separate account
We can add, change or remove any securities that the separate account or any variable account holds or buys, as long as we comply with the laws that apply.

We can substitute shares of one Pacific Select Fund portfolio with shares of another portfolio or fund if:

• any portfolio is no longer available for investment
• our management believes that a portfolio is no longer appropriate in view of the purposes of the policy.

We’ll give you any required notice or receive any required approval from policy owners or the SEC before we substitute any shares. We’ll comply with the filing or other procedures established by insurance regulators as required by law.

We can add new variable accounts, which may include additional subaccounts of the separate account, to serve as investment options under the policies. These may be managed separate accounts or they may invest in a new portfolio of the fund, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.

We can add new variable accounts when we believe that it’s warranted by marketing needs or investment conditions. We’ll decide on what basis we’ll make new accounts available to existing policy owners.

We can also eliminate any of our variable accounts if we believe marketing, tax or investment conditions warrant it. We can terminate and liquidate any variable account.

If we make any changes to variable accounts or substitution of securities, we can make appropriate changes to this policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.

If we believe it’s in the best interests of people holding voting rights under the policies and we meet any required regulatory approvals we can do the following:

• operate the separate account as a management investment company, unit investment trust, or any other form permitted under securities or other laws
• register or deregister the separate account under securities law
• combine the separate account with one of our other separate accounts or our affiliates’ separate accounts
• combine one or more variable accounts
• create a committee, board or other group to manage the separate account
• change the classification of any variable account.

ABOUT PACIFIC LIFE

Taxes we pay

We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the policy. If these taxes increase significantly, we may deduct them from the separate account.

We may charge the separate account for any federal, state and local taxes that apply to the separate account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.

Voting rights

We’re the legal owner of the shares of the Pacific Select Fund that are held by the variable accounts. We may vote on any matter at shareholder meetings of the fund. However, we are required by law to vote as you instruct on the shares relating to your allocation in a variable investment option. This is called your voting interest.

Your voting interest is calculated as of a day set by the Board of Trustees of the fund called the record date. Your voting interest equals the accumulated value in a variable investment option divided by the net asset value of a share of the corresponding portfolio. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.

We’ll send you documents from the fund called proxy materials. They include information about the items you’ll be voting on and forms for you to give us your instructions. We’ll vote shares held in the separate account for which we do not receive voting instructions in the same proportion as all other shares in the portfolio held by that separate account for which we’ve received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in the same proportion as the total votes for all of our separate accounts for which we’ve received timely instructions.

We’ll vote shares of any portfolio we hold in our general account in the same proportion as the total votes for all of our separate accounts, including this separate account. We’ll vote shares of any portfolio held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates.

If the law changes to allow it, we can vote as we wish on shares of the portfolios held in the separate account.

When required by state insurance regulatory authorities, we may disregard voting instructions that:

• would change a portfolio’s investment objective or subclassification

• would approve or disapprove an investment advisory contract.

We may disregard voting instructions on a change initiated by policy owners that would change a portfolio’s investment policy, investment adviser or portfolio manager if:

• our disapproval is reasonable

• we determine in good faith that the change would be against state law or otherwise be inappropriate, considering the portfolio’s objectives and purpose, and considering what effect the change would have on us.

If we disregard any voting instructions, we’ll include a summary of the action we took and our reasons for it in the next report to policy owners.

Illustrations

If you ask us, we’ll provide you with different kinds of illustrations.

• Illustrations based on information you give us about the age of the people to be insured by the policy, their risk class, the face amount, the death benefit and premium payments.

• Illustrations that show the allocation of premium payments to specified variable accounts. These will reflect the expenses of the portfolio of the Fund in which the variable account invests.

• Illustrations that use a hypothetical gross rate of return that’s greater than 12%. These are available only to certain large institutional investors.

We will provide you with illustrations based on different sets of assumptions upon your request. You can request such illustrations at any time. Illustrations may help you understand how your policy values would vary over time based on different assumptions.

State regulation
We’re subject to the laws of the state of California governing insurance companies and to regulations issued by the Commissioner of Insurance of California. In addition, we’re subject to the insurance laws and regulations of the other states and jurisdictions in which we’re licensed or may become licensed to operate.

An annual statement in a prescribed form must be filed with the Commissioner of Insurance of California and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

Legal proceedings and legal matters
The separate account is not involved in any legal proceedings that would have a material effect on policy owners.

Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the policies under California law, and the validity of the forms of the policies under California law, have been passed upon by our general counsel. Legal matters relating to federal securities laws and federal income tax laws have been passed upon by Dechert LLP.

Registration statement
We’ve filed a registration statement with the SEC for Pacific Select Estate Preserver V, under the Securities Act of 1933. The SEC’s rules allow us to omit some of the information required by the registration statement from this prospectus. You can ask for it from the SEC’s office in Washington, D.C. They may charge you a fee.

ABOUT PACIFIC LIFE

Financial statements
The statement of assets and liabilities of the Pacific Select Exec Separate Account as of December 31, 200_ and the related statement of operations and financial highlights for the year then ended and the statements of changes in net assets for each of the two years in the period then ended are contained in the SAI.

The consolidated statements of financial condition for Pacific Life as of December 31, 200_ and 200_ and the consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 200_, are contained in the SAI.

TERMS USED IN THIS PROSPECTUS

We’ve tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We’ve identified some of these below and the pages where you’ll find an explanation of what they mean.

If you have any questions, please ask your registered representative or call us at 1-800-800-7681.

In this prospectus, you and your mean the policy holder or owner. Pacific Life, we, us and our refer to Pacific Life Insurance Company. The fund refers to Pacific Select Fund. Policy means a Pacific Select Estate Preserver V variable life insurance policy, unless we state otherwise.

Accumulated value

Accumulation units

Age

Allocation

Assignment

Beneficiary

Business day

Cash surrender value

Cash value accumulation test

Contingent beneficiary

Cost of insurance rate

Coverage segment

Death benefit

Death benefit factor

Death benefit percentage

Death benefit qualification test

Face amount

Fixed account

Fixed LT account

Fixed LT enhanced guarantee amount

Fixed options

General account

Guideline annual premium

Guideline minimum death benefit

Guideline premium limit

Guideline premium test

Illustration

In force

30 39 11 28 48 11 15 45 18 11 31 23 17 18 19 17 17 40 40 40 40 54 27 18 19 19 57 10

Income benefit

Insured

Joint equal age

Joint owners

Lapse

Loan account

Modified endowment contract

Monthly payment date

Net amount at risk

Net cash surrender value

Net premium

Net single premium

Outstanding loan amount

Planned periodic premium

Policy anniversary

Policy date

Policy year

Portfolio

Proper form

Reinstatement

Riders

Sales load targets

Separate account

Seven-pay limit

Survivor

Tax code

Unit value

Variable account

Variable investment option

47 10 18 10 33 44 52 12 19 45 27 18 44 26 12 11 12 36 15 34 24 27 54 52 10 50 39 36 36

APPENDIX A – JOINT EQUAL AGE

An example

This example assumes a male smoker who is age 65 and a female nonsmoker who is age 55 and has a Table D nonstandard rating.

Here’s how we calculate the joint equal age.

Step 1

Add 6 to the male age of 65 because he is a smoker. For the female, add 0 to age 55 because she is a nonsmoker.

Adjusted ages after Step 1:
• Male 71
• Female 55

Step 2

Subtract 0 from the male age of 65. For the female, subtract 5 from age 55.

Adjusted ages after Step 2:
• Male 71
• Female 50

Step 3

The male’s age is not adjusted here because he does not have a nonstandard table rating. Add 8 to the female’s age of 50 because her table rating is D.

Adjusted ages after Step 3:
• Male 71
• Female 58

Step 4

Subtract 58 from 71. The difference is 13. The add-on factor for 13 is 6 in the table.

Step 5

Add 6, the add-on factor to 58, the younger adjusted age.

The joint equal age is 64.

Joint equal age is a calculation that combines the ages and insurance risks of two people insured by a policy. It changes many possible combinations of ages, risk classes, nonstandard ratings and genders for the insureds into a two life status. With joint equal age, we assume that both people have the same age, gender (both always male), and risk class (both smoker or both nonsmoker).

How we use joint equal age
We use the joint equal age for calculating the death benefit under Option D.

How we calculate joint equal age
Here are the five steps we use to calculate joint equal age. We start with the actual ages of the insureds on the policy date.

Step 1  Adjust ages for smoker status

If one person is a smoker and the other is a nonsmoker, we add a specified number of years to the age of the smoker. We do not adjust the age of the nonsmoker. The table below shows how we make the adjustment.

Number of smokers	Add to actual age (years)

None	0
One female	4
One male	6
One unisex	6
Two	0

If both insureds are smokers, or if both insureds are nonsmokers, we do not adjust the age in this step.
Step 2 Adjust ages for gender We subtract years from the adjusted age we calculated in Step 1, based on gender. The table below shows how we make the adjustment.

Gender	Subtract from adjusted age (years)

Female	5
Male	0
Unisex	1

A-1

APPENDIX A – JOINT EQUAL AGE

Step 3 Adjust ages for table ratings

We add years to the adjusted age in Step 2, based on the nonstandard table rating for each person insured by the policy. The table below shows how we make the adjustment.

Table ratings represent a multiple of standard mortality rates. Ratings other than 0 represent nonstandard ratings.

Table rating	0	A	B	C	D	E	F	H	J	L	N	P
Add to adjusted age (years)	0	2	4	6	8	10	12	14	15	16	18	19

We cap the adjusted age for nonstandard at age 100.

For people who are uninsurable, the adjusted age will always be 100, regardless of their age and gender. We reserve the right to reject an application for a policy.

After Steps 1 through 3, we have each person’s adjusted age.

Step 4 Determine the add-on factor

We subtract the younger adjusted age from the older adjusted age. We find the difference between the two in the table below and go across the row to determine the add-on factor.

Difference in adjusted age (years)	Add-on factor (years)	Difference in adjusted age (years)	Add-on factor (years)

0	0	40-44	12
1-2	1	45-47	13
3-4	2	48-50	14
5-6	3	51-53	15
7-9	4	54-56	16
10-12	5	57-60	17
13-15	6	61-64	18
16-18	7	65-69	19
19-23	8	70-75	20
24-28	9	76-82	21
29-34	10	83-91	22
35-39	11	92-100	23

Step 5 Calculate joint equal age

We add the add-on factor to the younger adjusted age (from Step 3).

The sum is the joint equal age.

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APPENDIX B – DEATH BENEFIT PERCENTAGES

Age	Percentage	Age	Percentage	Age	Percentage	Age	Percentage

0-40	250	50	185	60	130	70	115
41	243	51	178	61	128	71	113
42	236	52	171	62	126	72	111
43	229	53	164	63	124	73	109
44	222	54	157	64	122	74	107
45	215	55	150	65	120	75-90	105
46	209	56	146	66	119	91	104
47	203	57	142	67	118	92	103
48	197	58	138	68	117	93	102
49	191	59	134	69	116	>93	101

B-1

APPENDIX C – DEATH BENEFIT FACTOR TABLE

Rate per $1.00 of Face Amount

Joint equal age	Policy years*

	5	10	15	20	25	30	35	40	45	50	55	60	65	70	75+

15	1.000	1.000	1.000	1.001	1.002	1.005	1.010	1.022	1.048	1.102	1.210	1.415	1.702	1.957	2.000
20	1.000	1.000	1.001	1.002	1.004	1.009	1.021	1.046	1.100	1.207	1.411	1.700	1.957	2.000	2.000
25	1.000	1.000	1.001	1.003	1.008	1.019	1.044	1.097	1.204	1.408	1.697	1.956	2.000	2.000	2.000
30	1.000	1.001	1.003	1.007	1.018	1.042	1.094	1.200	1.404	1.694	1.955	2.000	2.000	2.000	2.000
35	1.000	1.002	1.006	1.016	1.039	1.091	1.197	1.400	1.692	1.954	2.000	2.000	2.000	2.000	2.000
40	1.001	1.005	1.014	1.036	1.087	1.192	1.395	1.688	1.953	2.000	2.000	2.000	2.000	2.000	2.000
45	1.002	1.011	1.032	1.081	1.185	1.388	1.682	1.952	2.000	2.000	2.000	2.000	2.000	2.000	2.000
50	1.006	1.025	1.072	1.174	1.376	1.674	1.949	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
55	1.015	1.058	1.157	1.358	1.660	1.945	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
60	1.035	1.128	1.327	1.636	1.936	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
65	1.079	1.274	1.595	1.920	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
70	1.175	1.519	1.891	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
75	1.357	1.822	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
80	1.620	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
85	1.894	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
90	1.969	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
95	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
99	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000

* Factors are portrayed for both joint equal ages and policy anniversaries, at five year intervals. See your policy for one year increments in death benefit factors.

C-1

PACIFIC SELECT ESTATE PRESERVER V	WHERE TO GO FOR MORE INFORMATION

The Pacific Select Estate Preserver V variable life insurance policy is underwritten by Pacific Life Insurance Company.
You'll find more information about the policy and Pacific Select Exec Separate Account in the SAI dated                            . The SAI has been filed with the SEC and is considered to be part of this prospectus because it's incorporated by reference.

You can get a copy of the SAI without charge by calling or writing to us, or you can view it online at our website. You can also contact the SEC to get the SAI, material incorporated into this prospectus by reference, and other information about registrants that file electronically with the SEC. The SEC may charge you a fee for this information.

If you ask us, we'll provide you with illustrations of policy benefits based on different sets of assumptions. Illustrations may help you understand how your policy's death benefit, cash surrender value and accumulated value would vary over time based on different assumptions. You can get one policy illustration free of charge per policy year by calling or writing to us. We reserve the right to charge $25 for additional illustrations.

How to contact us
Call or write to us at:
Pacific Life Insurance Company
700 Newport Center Drive
P.O. Box 7500
Newport Beach, California 92658-7500

1-800-800-7681
7 a.m. through 5 p.m. Pacific time

Send premiums (other than initial premium), other payments, change of address and change of premium allocation instructions to:
Pacific Life Insurance Company
P.O. Box 100957
Pasadena, California 91189-0957

If you receive premium notice via listbill, send premiums, other payments and all correspondence to:
Pacific Life Insurance Company
700 Newport Center Drive
P.O. Box 7500
Newport Beach, California 92658-7500

Send applications, initial premium and other correspondence to:
Pacific Life Insurance Company
700 Newport Center Drive
P.O. Box 7500
Newport Beach, California 92658-7500

How to contact the SEC
You can also find reports and other information about the policy and separate account from the SEC. The SEC may charge you a fee for this information.

Public Reference Section of the SEC
Washington, D.C. 20549-6009
1-800-SEC-0330
Internet: www.sec.gov

SEC file number 333-65458

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2003

PACIFIC SELECT ESTATE PRESERVER V

PACIFIC SELECT EXEC SEPARATE ACCOUNT

Pacific Select Estate Preserver V is a last survivor variable life insurance policy offered by Pacific Life Insurance Company.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the policy’s prospectus, dated May 1, 2003, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the prospectus, and some additional terms are defined particularly for this SAI.

Pacific Life Insurance Company
P.O. Box 7500
Newport Beach, CA 92658-7500

1-800-800-7681

i

PREMIUM LIMITATIONS

Federal tax law puts limits on the amount of premium payments you can make in relation to your policy’s death benefit. These limits apply in the following situations.

Guideline Premium Limit

If you’ve chosen the guideline premium test as your death benefit qualification test, the total amount you can pay in premiums and still have your policy qualify as life insurance is your policy’s guideline premium limit. The sum of the premiums paid, less any withdrawals, at any time cannot exceed the guideline premium limit, which is the greater of:

•	the guideline single premium or
•	the sum of the guideline level annual premiums.

We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your policy’s guideline premium limit. If we find that you’ve exceeded your guideline premium limit, we may remove all or part of a premium you’ve paid from your policy as of the day we applied it, and return it to you. We’ll adjust the death benefit retroactively to that date to reflect the reduction in premium payments.

Your policy’s guideline single premium and guideline level annual premiums appear on your policy’s specification pages. Before you buy a policy, you can ask us or your registered representative for a personalized illustration that will show you the guideline single premium and guideline level annual premiums.

Modified endowment contract

A life insurance policy will become a modified endowment contract if the sum of premium payments made during the first seven contract years, less a portion of withdrawals, exceeds the seven-pay limit defined in section 7702A of the Internal Revenue Code. You’ll find a detailed discussion of modified endowment contracts in Variable life insurance and your taxes in the prospectus.

Unless you’ve told us in writing that you want your policy to become a modified endowment contract, we’ll remove all or part of the premium payment from your policy as of the day we applied it and return it to you. We’ll also adjust the death benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 20 days before your policy anniversary, we’ll hold it and apply it to your policy on the anniversary date.

In both of these situations, if we remove an excess premium from your policy, we’ll return the premium amount to you no later than 60 days after the end of the policy year. We may adjust the amount for interest or for changes in accumulated value that relate to the amount of the excess premium we’re returning to you.

If we do not return the premium amount to you within that time, we’ll increase your policy’s death benefit retroactively, to the day we applied the premium, and prospectively so that it’s always the amount necessary to ensure your policy qualifies as life insurance, or to prevent it from becoming a modified endowment contract. If we increase your death benefit, we’ll adjust cost of insurance or rider charges retroactively and prospectively to reflect the increase.

Increasing the net amount at risk

An increase in the net amount of risk occurs if the policy’s death benefit is equal to the guideline minimum death benefit, or would be equal to it once we apply your premium payment. We may choose to accept your premium payment in this situation, but before we do so, we may require satisfactory evidence of the insurability of both insureds.

1

TRANSFER PROGRAMS

Dollar cost averaging

Our dollar cost averaging program allows you to make scheduled transfers of $50 or more between variable investment options without paying a transfer fee. Here’s how the program works:

•	You can set up this program at any time while your policy is in force.
•	You need to complete a request form to enroll in the program. You may enroll by telephone or electronically if you have a completed telephone and electronic authorization form on file.
•	You must have at least $5000 in a variable investment option to start the program.
•	We’ll automatically transfer accumulated value from one variable investment option to one or more of the other variable investment options you’ve selected.
•
We’ll process transfers as of the end of the business day on your policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you’ve chosen. We will not make the first transfer until after the free look transfer date in states that require us to return your premiums if you exercise your right to cancel your policy.

•
We will not charge you for the dollar cost averaging program or for transfers made under this program, even if we decide to charge you in the future for transfers outside of the program, except if we have to by law.

•	We have the right to discontinue, modify or suspend the program at any time.
•	We’ll keep making transfers at the intervals you’ve chosen until one of the following happens:
•	the total amount you’ve asked us to transfer has been transferred
•	there is no more accumulated value in the investment option you’re transferring from
•	your policy enters the grace period and is in danger of lapsing
•	you tell us in writing to cancel the program
•	we discontinue the program.

Portfolio rebalancing program

The portfolio rebalancing program automatically transfers your policy’s accumulated value among the variable investment options according to your original percentage allocations. Here’s how the program works:

•	You can set up this program at any time while your policy is in force.
•
You enroll in the program by sending us a written signed request or a completed automatic rebalancing form. You may enroll by telephone or electronically if you have a completed telephone and electronic authorization form on file.

•	Your first rebalancing will take place on the monthly payment date you choose. You choose whether we should make transfers quarterly, semi-annually or annually, based on your policy date.
•	If you cancel this program, you must wait 30 days to begin it again.
•	You cannot use this program if you’re already using the dollar cost averaging program.
•	We do not currently charge for the portfolio rebalancing program or for transfers made under this program.
•	We can discontinue, suspend or change the program at any time.

First year transfer program

Our first year transfer program allows you to make monthly transfers during the first policy year from the Fixed account to the variable investment options or the Fixed LT account. Here’s how the program works:

•	You enroll in the program when you apply for your policy.
•	You choose a regular amount to be transferred every month for 12 months.
•	We make the first transfer on the day we allocate your first premium to the investment options you’ve chosen. Each transfer will be made on the same day every month.

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•	If you sign up for this program, we’ll waive the usual transfer limit for the Fixed account during the first policy year.
•	If we make the last transfer during the second policy year, we will not count it toward the usual one transfer per year limit for the Fixed account.
•	If the accumulated value in the Fixed account is less than the amount to be transferred, we’ll transfer the balance and then cancel the program.
•	If there is accumulated value remaining in the Fixed account at the end of the program, our usual rules for the Fixed account will apply.
•	We do not currently charge for the first year transfer program or for transfers made under this program.

LOAN AND WITHDRAWAL FEATURES

Taking out a loan

When you borrow money from us, we use your policy’s accumulated value as security. You pay interest on the amount you borrow. The accumulated value set aside to secure your loan also earns interest. Here’s how it works:

•	To secure the loan, we transfer an amount equal to the amount you’re borrowing from your accumulated value in the investment options to the loan account. We’ll transfer this amount from your investment options in proportion to the accumulated value you have in each option, unless you tell us otherwise.
•	Interest owing on the amount you’ve borrowed accrues daily at an annual rate of 3.25%. Interest that has accrued during the policy year is due on your policy anniversary. If you do not pay the interest when it’s due, we’ll add it to the amount of your loan and begin accruing interest on it from the day it was due. We’ll also transfer an amount equal to the interest that was due, from your policy’s accumulated value to the loan account. We’ll transfer this amount from your investment options in proportion to the accumulated value you have in each option, unless you tell us otherwise.
•	The amount in the loan account earns interest daily at an annual rate of at least 3.0%. On your policy anniversary, we transfer the interest that has been credited to the loan account proportionately to your investment options according to your most recent allocation instructions.
•	We currently intend to credit interest on the amount in the loan account at an annual rate of 3.25% in policy year 6 and thereafter. We can decrease the rate credited if we believe the change is needed to ensure that your policy loan is not treated as a taxable distribution under federal income tax laws, or under any applicable ruling, regulation, or court decision. We will not decrease the annual rate to less than 3.0% on the amount in the loan account.

How much you can borrow

The minimum amount you can borrow is $200, unless there are other restrictions in your state. You can borrow up to the larger of the following amounts:

•	90% of the accumulated value in the investment options, less any surrender charges that would apply if you surrendered your policy on the day you took out the loan.
•	the result of a × (b÷c) – d where:

a = the accumulated value of your policy less any surrender charges that would have applied if you surrendered your policy on the day you took out the loan, and less 12 times the most recent monthly charge

b = 1.03

c = 1.0325

d = any outstanding loan amount.

3

An example of how much you can borrow

For a policy in policy year 13 with:

•	accumulated value of $100,000
•	an outstanding loan amount of $50,000
•	a most recent monthly charge of $100

The maximum amount you can borrow is $48,560.78:

(a × (b÷c)) – d, where:

a = $98,800 ($100,000 - $0 - (12 x $100))

b = 1.03

c = 1.0325

d = $50,000

Paying off your loan

You can pay off all or part of the loan any time while your policy is in force. Unless you tell us otherwise, we’ll generally transfer any loan payments you make proportionately to your investment options according to your most recent allocation instructions. We may, however, first transfer any loan payments you make to the fixed options, up to the amount originally transferred from the fixed options to the loan account. We’ll then transfer any excess amount to your variable investment options according to your most recent allocation instructions.

Automated income option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Here’s how the program works:

•	You can set up the income stream from your policy on either a monthly or annual basis. Each scheduled income payment must be at least $500 if you choose to receive monthly payments, or $1,000 if you choose annual payments.
•	You may choose to receive either a fixed amount of income or an amount based on a fixed duration. Depending upon your objectives, you may wish to reduce your face amount or change your policy’s death benefit option in order to maximize your income.
•	You choose the scheduled income payment date. You may elect to have your income payments sent either by check or by electronic deposit to a bank account. The effective date of the withdrawal or loan will be the business day before any income payment date.
•	If the scheduled income payment date falls on a weekend or holiday, the actual income payment date will be the business day before the scheduled income payment date.
•	The withdrawal or loan will be taken from your policy’s investment options in proportion to the accumulated value in each option.

Upon our receipt of your AIO request form, we will run a hypothetical illustration to determine if your request can be fulfilled, or if any adjustments will be necessary. We use the illustration to test your policy for the minimum net cash surrender value requirement. Your policy must continue to have an illustrated net cash surrender value at the maturity date sufficient to meet the minimum accumulated value required to allow for payment of policy charges, including policy loan interest.

Illustrations generally will be run at an annual gross earnings rate chosen by you, not to exceed 10%. No earnings rate used is a guarantee or indication of actual earnings.

We will complete an AIO agreement form, and send it and the illustration to your registered representative for delivery to you. The AIO agreement form will confirm your income payment amount, frequency and duration, and will also confirm your policy’s cost basis and other information about your elections under the AIO program.

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Unless you request otherwise, distributions under the AIO program will be taken first as withdrawals if not taxable, then they will be takes as loans.

Payments under the AIO program will begin as scheduled once we receive your signed AIO agreement form. We will send you a letter confirming the date and amount of the first income payment.

The income payments will usually remain constant during each income period, unless there is insufficient net cash surrender value to make a payment. The duration of each income period is one year, except that the first income period may differ depending on the following:

•
If the AIO program start date is six months or more from your next policy anniversary, the income period will end on the next policy anniversary. In this case, the first income period will last at least six months, but not more than one year.

•
If the AIO program start date is less than six months from your next policy anniversary, the income period will extend to the following policy anniversary. In this case, the first income period will last at least one year, but no more than 18 months.

After the first income period, and each year you remain in the AIO program, we will run an illustration after each policy anniversary. The illustration will generally be run at a rate chosen by you, not to exceed a gross annual rate of 10%. Your policy must continue to have an illustrated net cash surrender value at the maturity date sufficient to meet the minimum accumulated value required to allow for payment of policy charges, including policy loan interest. There is no charge for illustrations we run in connection with the AIO program. They do not count toward your one free illustration per year.

We will send you a letter and the illustration to notify you of any changes in your income payment amount or duration. The new income payment amount will be effective on the income payment date following the previous income period.

Over time, your policy’s actual performance, and perhaps your use of the policy’s options are likely to vary from the assumptions used in the illustrations. Changes in your policy’s investment option allocations can impact your future values and income you receive. Your policy may also be susceptible lapse.

You are responsible to monitor your policy’s accumulated value to ensure your policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your policy from lapsing. You will not receive a notice to remind you of your scheduled premium payments while you are in the AIO program.

MORE ON POLICY CHARGES

How we calculate the surrender charge

The surrender charge is assessed against your policy’s accumulated value. It is based on the age and risk class of both insureds, as well as the death benefit option you choose, for each $1000 of the initial face amount of your policy.

The amount of the surrender charge does not change during the first policy year. Starting on the first policy anniversary, we reduce the charge by 0.9259% each month until it reaches zero at the end of 10 policy years. If your increase your policy’s face amount, each increase has a surrender charge based on the amount of the increase.

The most we will assess on any surrendered coverage segment is $55.00 per $1000 of face amount.

Please refer to your policy and any supplemental schedule of benefits for surrender charges.

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An example

For a policy:

•	that insures a male non-smoker age 56 and a female non-smoker, age 53 when the policy is issued
•	with an initial face amount of $2,000,000

	For death benefit Option A Option C, or Option D the surrender charge is:	For death benefit Option B, the surrender charge is:

First policy year	$27,270.00 (($2,000,000 ÷ $1,000) × 13.60)	$35,360.00 (($2,000,000 ÷ $1000) × 17.68)

End of third policy year	$21,210.17 ($27,270.00 – ($27,270.00 × .9259% × 24 months))	$27,502.44 ($35,360.00 – ($35,360.00 × .9259% × 24 months))

Partial surrender charge

We may assess a surrender charge if you decrease your policy’s face amount. Here’s how we calculate the partial surrender charge on a decrease in face amount:

•	Step 1: we divide the amount of the decrease by your policy’s face amount immediately before the decrease
•	Step 2: we multiply the amount we calculated in step 1 by the total surrender charge that would apply if you surrendered your policy.

We deduct the amount we calculated in step 2 from your investment options in proportion to the accumulated value you have in each option.

After a face amount decrease, the total surrender charge for your policy is reduced by the amount deducted from the accumulated value at the time of the decrease.

We currently waive the partial surrender charge on a decrease in face amount.

Purchase plans

A policy may be owned by an institution, trust, corporation or group or sponsored arrangement. These owners often buy more than one policy, which may qualify them for reduced charges or lower premium payments.

We may reduce or waive the sales load or surrender charges on policies sold to our directors or employees, to any of our affiliates, or to trustees, employees or affiliates of the fund.

MORE ON PACIFIC LIFE AND THE POLICIES

How we’re organized

Pacific Life was established on January 2, 1868 under the name, Pacific Mutual Life Insurance Company of California. It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company.

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Under their charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp. Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company. They have the right to vote on the election of the Board of Directors of the mutual holding company and on other matters. They also have certain rights if the mutual holding company is liquidated or dissolved.

How policies are distributed

Pacific Select Distributors, Inc. (PSD), our subsidiary, acts as the principal underwriter (“distributor”) of the policies and offers the policies on a continuous basis. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of NASD. We pay PSD for acting as distributor under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the policies. The aggregate amount of underwriting commissions paid to PSD with regard to this policy in 2002 was $14,409,150.34, of which $0 was retained.

How we pay broker-dealers

We pay broker-dealers commission for promoting, marketing and selling our policies. Broker-dealers pay a portion of the commission to their registered representatives, under their own arrangements.

Commissions are based on “target” premiums we determine. The commissions we pay vary with the agreement, but the most common schedule of commissions we pay is:

•	90% of premiums paid up to the first target premium
•	4% of the premiums paid under targets 2-10
•	2% of premiums paid in excess of the 10th target premium.

Under certain circumstances and in exchange for lower initial commissions, we may pay certain broker-dealers an annual renewal commission of up to 0.40% of a policy’s accumulated value less any outstanding loan amount. We calculate the renewal amount monthly and it becomes payable on each policy anniversary. We also pay override payments, expense and marketing allowances, bonuses, wholesaler fees and training allowances.

Registered representatives who meet certain sales levels can qualify for sales incentives programs we offer. We may also pay them non-cash compensation like expense-paid trips, expense-paid educational seminars, and merchandise.

The separate account

The separate account was established on May 12, 1988 under California law under the authority of our Board of Directors. It’s registered with the SEC as a type of investment company called a unit investment trust. The SEC does not oversee the administration or investment practices or policies of the account.

The separate account is not the only investor in the Pacific Select Fund. Investments in the fund by other separate accounts for variable annuity contracts and variable life insurance contracts could cause conflicts. For more information, please see the Statement of Additional Information for the Pacific Select Fund.

Performance

Performance information may appear in advertisements, sales literature, or reports to policy owners or prospective buyers.

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Information about performance of any variable account of the separate account reflects only the performance of a hypothetical policy. The calculations are based on allocating the hypothetical policy’s accumulated value to the variable account during a particular time period.

Performance information is no guarantee of how a variable account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the fund in which the variable account invests, and the market conditions during the period of time that’s shown.

We may show performance information in any way that’s allowed under the law that applies to it. This may include presenting a change in accumulated value due to the performance of one or more variable accounts, or as a change in a policy’s owner’s death benefit.

We may show performance as a change in accumulated value over time or in terms of the average annual compounded rate of return on accumulated value. This would be based on allocating premium payments for a hypothetical policy to a particular variable account over certain periods of time, including one year, or from the day the variable account started operating. If a portfolio has existed for longer than its corresponding variable account, we may also show the hypothetical returns that the variable account would have achieved had it invested in the portfolio from the day the portfolio started operating.

Performance may reflect the deduction of all policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different death benefit options will result in different expenses for the cost of insurance, and the varying expenses will result in different accumulated values.

Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the policy is surrendered and do not reflect any deduction of the surrender charge.

In our advertisements, sales literature and reports to policy owners, we may compare performance information for a variable account to:

•
other variable life separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria

•	the Consumer Price Index, to assess the real rate of return from buying a policy by taking inflation into consideration.

Reports and promotional literature may also contain our rating or a rating of our claims paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Yields

Money Market Subaccount

The “yield” (also called “current yield”) of the Money Market variable account is computed in accordance with a standard method prescribed by the SEC. The net change in the variable account’s unit value during a seven-day period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Money Market variable account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

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The formula for effective yield is: [(Base Period Return + 1) (To the power of  365/7)] – 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market portfolio are not included in the yield calculation. Current yield and effective yield do not reflect the deduction of any charges for the policy.

At December 31, 200    , the Money Market variable account’s current yield was     % and the effective yield was             %.

Other variable accounts

“Yield” of the other variable accounts is computed in accordance with a different standard method prescribed by the SEC. For each variable account, the net investment income (investment income less expenses) per accumulation unit earned during a specified one month or 30-day period is divided by the unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

YIELD = 2[ (a-b + 1) (To the power of 6) - 1]

__

cd

Where:	a	=	net investment income earned during the period by the underlying portfolio of the variable account
	b	=	expenses accrued for the period (net of reimbursements)
	c	=	the average daily number of accumulation units outstanding during the period that were entitled to receive dividends
	d	=	the unit value of the accumulation units on the last day of the period.

The yield of each variable account does not reflect the deduction of any charges for the policy.

The variable accounts’ yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the variable account’s performance in the future. Yield should also be considered relative to changes in unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a variable account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Separate account performance

To help you understand how investment performance can affect your accumulated value in the separate account, we are including performance information based on the historical performance of the variable accounts.

The following table presents the annualized total return for each variable account for the period from each variable account’s commencement of operations or 10 years, whichever is greater. The figures in the table do not reflect the deduction of any policy fees or expenses, which include premium loads, cost of insurance, policy administrative fees and charges, mortality and expense risk charges, surrender charges, or any other charges that may be incurred under the policy.

The results shown in this section are not an estimate or guarantee of future investment performance.

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Historical Separate Account Performance

Annualized Rates of Return for Periods Ended December 31,

All numbers are expressed as a percentage

Variable accounts	1 year	5 years*	10 Years or Since Inception*
Blue Chip[1]
Aggressive Growth[1]
Diversified Research[1]
Small-Cap Equity
International Large-Cap[1]
I-Net TollkeeperSM 1
Financial Services[1]
Health Sciences[1]	[To be added]
Technology[1]
Telecommunications[1]
Strategic Value[1]
Growth LT
Focused 30[1]
Mid-Cap Value
International Value
Capital Opportunities[1]
Mid-Cap Growth[1]
Global Growth[1]
Equity Index
Small-Cap Index
Real Estate
Multi-Strategy
Main Street ®Core (formerly “Large-Cap Core”)
Emerging Markets
Inflation Managed
Managed Bond
Money Market
High Yield Bond
Equity Income
Research
Equity
Aggressive Equity
Large-Cap Value

[1]	Operations commenced on January 3, 2000 for the Diversified Research and International Large-Cap portfolios; May 1, 2000 for the I-Net Tollkeeper portfolio; October 2, 2000 for the Strategic Value and Focused 30 portfolios; January 2, 2001 for the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth portfolios; and January 2, 2002 for Equity Income and Research portfolios.

*	Effective January 1, 2000, Alliance Capital became the portfolio manager of the Emerging Markets portfolio and Mercury Advisors became the portfolio manager of the Equity Index and Small-Cap Index portfolios. Effective January 2, 2001, Lazard Asset Management became the portfolio manager of the International Value portfolio. Prior to May 1, 2001, the Inflation Managed portfolio was called the Government Securities portfolio and some of the investment policies differed. Effective December 1, 2001, Putnam Investment Management, LLC became the portfolio manager of the Equity and Aggressive Equity portfolios; prior to May 1, 1998 some of the investment policies of the Equity and Aggressive Equity portfolios differed.

Financial Statements

The next several pages contain the statement of assets and liabilities of the Pacific Select Exec Separate Account as of December 31, 2002 and the related statement of operations and financial highlights for the year then ended and the statements of changes in net assets for each of the two years in the period then ended.

These are followed by the consolidated statements of financial condition for Pacific Life as of December 31, 2002 and 2001 and the consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2002, which are included in this SAI so you can assess our ability to meet our obligations under the policies.

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Experts

The consolidated statements of the financial condition of Pacific Life as of December 31, 2002 and 2001 and the consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2002 as well as the statement of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2002, the related statement of operations and financial highlights for the year then ended and statements of changes in net assets for each of the two years in the period then ended as included in this SAI have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

11

PART C.  OTHER INFORMATION

Item 27. Exhibits

(1)   (a)  Resolution of the Board of Directors of the Depositor dated
           November 22, 1989 and copies of the Memoranda concerning
           Pacific Select Exec Separate Account dated May 12, 1988 and
           January 26, 1993./1/

      (b)  Resolution of the Board of Directors of Pacific Life Insurance
           Company authorizing conformity to the terms of the current
           Bylaws./1/

(2)   Inapplicable

(3)   (a)  Distribution Agreement Between Pacific Mutual Life Insurance
           Company and Pacific Equities Network /1/

      (b)  Form of Selling Agreement Between Pacific Equities Network and
           Various Broker-Dealers /1/

(4)   (a)  Pacific Select Estate Preserver V Last Survivor Flexible
           Premium Variable Life Insurance Policy (Form P01SP5) /2/

      (b)  Accelerated Living Benefit Rider (Form R92-ABR)/1/

      (c)  Policy Split Option Rider (Form R94-PSO)/1/

      (d)  Last Survivor Accounting Benefit Rider (Form R01LAB)/1/

      (e)  Individual Annual Renewable Term Rider (Form R96-ART)/1/

      (f)  Last Survivor Annual Renewable Term Rider (Form R01LRT)/1/

      (g)  No Lapse Guarantee Rider (Form R02NL5)/3/

(5)   Applications and General Questionnaire /1/

(6)   (a)  Articles of Incorporation of Pacific Life Insurance
           Company /1/
      (b)  Bylaws of Pacific Life Insurance Company /1/

(7)   Form of Reinsurance Contract

(8)   (a)  Participation Agreement between Pacific Life Insurance
           Company and Pacific Select Fund /1/

      (b)  M Fund Inc. Participation Agreement with Pacific Life
           Insurance Company /1/

      (c)  Addendum to Participation Agreement between Pacific Life and
           Pacific Select Fund /3/

      (d)  Addendum to Participation Agreement between M Fund Inc. and
           Pacific Life 12/11/01 /2/

      (e)  Addendum to Participation Agreement between M Fund Inc. and
           Pacific Life (dated 01/02/02) /3/

(9)   Inapplicable

(10)  Inapplicable

(11)  Form of Opinion and consent of legal officer of Pacific Life as to legality of Policies being registered /1/

(12)  Inapplicable

(13)  Inapplicable

(14)  (a) Consent of Independent Auditors -- To be filed

      (b) Consent of Dechert /1/

(15)  Inapplicable

(16)  Inapplicable

(17)  Memorandum Describing Issuance, Transfer, and Redemption
      Procedures /1/

(18)  Powers of Attorney /3/

_____________________

/1/ Filed as part of Registration Statement on Form S-6 filed via EDGAR on July
    19, 2001, File No. 333-65458, Accession Number 0001017062-01-500618.

/2/ Filed as part of Pre-Effective Amendment No. 1 to the Registration Statement
    of Form S-6 filed via EDGAR on December 27, 2001, File No. 333-65458,
    Accession Number 0001017062-01-500978.

/3/ Filed as part of Post-Effective Amendment No. 3 to the Registration
    Statement of Form S-6 filed via EDGAR on April 24, 2002, File No. 333-65458,
    Accession Number 0001017062-02-000861.

Item 28. Directors and Officers of Pacific Life

Name and Address                Positions and Offices
                                with Pacific Life

Thomas C. Sutton                Director, Chairman of the
                                Board, and Chief Executive
                                Officer

Glenn S. Schafer                Director and President

Khanh T. Tran                   Director, Executive Vice
                                President and Chief Financial
                                Officer

David R. Carmichael             Director, Senior Vice President
                                and General Counsel

Audrey L. Milfs                 Director, Vice President and
                                Corporate Secretary

Brian D. Klemens                Vice President and Treasurer

Edward R. Byrd                  Vice President and Controller

James T. Morris                 Executive Vice President
--------------------
The address for each of the persons listed above is as follows:

700 Newport Center Drive
Newport Beach, California 92660

Item 29. Persons Controlled by or Under Common Control with Pacific Life or
Pacific Select Exec Separate Account.

The following is an explanation of the organization chart of Pacific Life's subsidiaries:

              PACIFIC LIFE, SUBSIDIARIES & AFFILIATED ENTERPRISES
                                LEGAL STRUCTURE

Pacific Life is a California Stock Life Insurance Company wholly-owned by
Pacific LifeCorp (a Delaware Stock Holding Company) which is, in turn, 98% owned by Pacific Mutual Holding Company (a California Mutual Holding Company). Other
subsidiaries of Pacific LifeCorp are: an 86% ownership of Aviation Capital Group
Holding Corp. (a Delaware Corporation); College Savings Bank (a New Jersey
Chartered Capital Stock Savings Bank) and its subsidiary College Savings Trust
(a Montana Chartered Uninsured Trust Company); an 80% ownership of M.L. Stern &
Co., LLC (a Delaware Limited Liability Company) and its subsidiary Tower Asset
Management, LLC (a Delaware Limited Liability Company); Pacific Asset Funding,
LLC (a Delaware Limited Liability Company) and its subsidiaries PL Trading
Company, LLC (a Delaware Limited Liability Company) and Pacific Life Trade
Services, Limited (a Hong Kong Limited Corporation); and Pacific Life & Annuity
Services, Inc. (a Colorado Corporation). A Subsidiary of Aviation Capital Group
Holding Corp., is Aviation Capital Group Corp. (a Delaware Corporation), which in turn, is the parent of: ACGFS II, Inc. (a Delaware Corporation); ACG
Acquisition V Corporation (a Delaware Corporation); a 50% ownership of ACG
Acquisition VI LLC; a 33% ownership of ACG Acquisition IX LLC; ACG Acquisition
XXV LLC and its subsidiary ACG Acquisition Ireland II, Limited (an Irish
Corporation); ACG Acquisition XXVI, 37, 38 LLCs; and ACG Acquisition XXVII LLC.
Subsidiaries of ACG Acquisition VI LLC are: a 34% ownership of ACG Acquisition
VIII LLC; a 20% ownership of ACG Acquisition XIV LLC; and a 20% ownership of ACG
Acquisition XIX LLC, which in turn owns ACG Acquisition XIX Holding LLC, which owns Aviation Capital Group Trust. Subsidiaries of Aviation Capital Group Trust
are: ACG Acquisition XV LLC; ACG Acquisition XX LLC and its subsidiary ACG
Acquisition Ireland, Limited (an Irish Corporation); and ACG Acquisition XXI,
LLC. ACG Acquisition XXVII LLC owns 50% of ACG Acquisition XXVIII LLC, which owns ACG Acquisition XXIX LLC. Subsidiaries of ACG Acquisition XXIX LLC are: ACG
Acquisition XXX LLCs; ACG Acquisition 35 Corporation (a Delaware Corporation);
ACG Acquisition 31-34, 36-39 LLCs; and ACGFS, Inc. (a Delaware Corporation).
Pacific Life is the parent company of: Pacific Life & Annuity Company (an
Arizona Stock Life Insurance Company); Pacific Select Distributors, Inc.;
Pacific Asset Management LLC (a Delaware Limited Liability Company);
Confederation Life Insurance and Annuity Company (a Georgia Company); a 17%
ownership of Scottish Annuity & Life Holdings, Ltd. [(a Cayman Islands Holding
Company) abbreviated structure]; a 95% ownership of Grayhawk Golf Holdings, LLC
(a Delaware Limited Liability Company), and its subsidiary Grayhawk Golf L.L.C.
(an Arizona Limited Liability Company); a 67% ownership of Pacific Mezzanine
Associates, L.L.C. (a Delaware Limited Liability Company) and its subsidiary
Pacific Mezzanine Investors, L.L.C., (a Delaware Limited Liability Company) who
is the sole general partner of the PMI Mezzanine Fund, L.P. (a Delaware Limited
Partnership). Subsidiaries of Pacific Asset Management LLC are: a 21% ownership of Carson-Pacific LLC (a Delaware Limited Liability Company); PMRealty Advisors
Inc.; a non-managing membership interest in Allianz-PacLife Partners LLC (a
Delaware Limited Liability Company); and Pacific Financial Products Inc. (a
Delaware Corporation). Allianz-PacLife Partners LLC and Pacific Financial
Products, Inc., own the Class E units of Allianz Dresdner Asset Management of
America L.P. (a Delaware Limited Partnership). Subsidiaries of Pacific Select
Distributors, Inc., include: Associated Financial Group, Inc., Mutual Service
Corporation (a Michigan Corporation), United Planners' Group, Inc. (an Arizona
Corporation), and a 45% ownership of Waterstone Financial Group, Inc. (an
Illinois Corporation). Subsidiaries of Associated Financial Group, Inc., are
Associated Planners Investment Advisory, Inc., Associated Securities Corp., West
Coast Realty Management, Inc., Associated Planners Securities Corporation of
Nevada, Inc. (a Nevada Corporation), and West Coast Realty Advisors, Inc.
Subsidiaries of Mutual Service Corporation are Advisors' Mutual Service Center,
Inc. (a Michigan Corporation) and Contemporary Financial Solutions, Inc. (a
Delaware Corporation). United Planners' Group, Inc. is the general partner and holds an approximate 45% general partnership interest in United Planners'
Financial Services of America (an Arizona Limited Partnership). Subsidiaries of
United Planners' Financial Services of America are UPFSA Insurance Agency of
Arizona, Inc. (an Arizona Corporation), UPFSA Insurance Agency of California,
Inc., United Planners Insurance Agency of Massachusetts, Inc. (a Massachusetts
Corporation), and United Planners Insurance Agency of Oklahoma, Inc. (an
Oklahoma Corporation). All corporations are 100% owned unless otherwise indicated. All entities are California corporations unless otherwise indicated.

Item 30. Indemnification

(a)  The Distribution Agreement between Pacific Life and Pacific Select
     Distributors, Inc. (PSD) provides substantially as follows:

     Pacific Life hereby agrees to indemnify and hold harmless PSD and its officers and directors, and employees for any expenses (including legal expenses), losses, claims, damages, or liabilities incurred by reason of any untrue or alleged untrue statement or representation of a material fact or any omission or alleged omission to state a material fact required to be stated to make other statements not misleading, if made in reliance on any prospectus, registration statement, post-effective amendment thereof, or sales materials supplied or approved by Pacific Life or the Separate
     Account. Pacific Life shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim. However, in no case shall Pacific Life be required to indemnify for any expenses, losses, claims, damages, or liabilities which have resulted from the willful misfeasance, bad faith, negligence, misconduct, or wrongful act of PSD.

     PSD hereby agrees to indemnify and hold harmless Pacific Life, its officers, directors, and employees, and the Separate Account for any expenses, losses, claims, damages, or liabilities arising out of or based upon any of the following in connection with the offer or sale of the contracts: (1) except for such statements made in reliance on any prospectus, registration statement or sales material supplied or approved by Pacific Life or the Separate Account, any untrue or alleged untrue statement or representation is made; (2) any failure to deliver a currently effective prospectus; (3) the use of any unauthorized sales literature by any officer, employee or agent of PSD or Broker; (4) any willful misfeasance, bad faith, negligence, misconduct or wrongful act. PSD shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim.

(b)  The Form of Selling Agreement between Pacific Life, Pacific Select
     Distributors, Inc. (PSD) and Various Broker-Dealers provides substantially as follows:

     Pacific Life and PSD agree to indemnify and hold harmless Selling
     Broker-Dealer and General Agent, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the "Fund") filed pursuant to the 1933 Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to
     Section IV.E. Of this Agreement.

     Selling Broker-Dealer and General Agent agree to indemnify and hold harmless Pacific Life, the Fund and PSD, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (a) any oral or written misrepresentation by Selling Broker- Dealer or General Agent or their officers, directors, employees or agents unless such misrepresentation is contained in the registration statement for the Contracts or Fund shares, any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. of this Agreement, (b)
     the failure of Selling Broker-Dealer or General Agent or their officers, directors, employees or agents to comply with any applicable provisions of this Agreement or (c) claims by Sub-agents or employees of General Agent or
     Selling Broker-Dealer for payments of compensation or remuneration of any type. Selling Broker-Dealer and General Agent will reimburse Pacific Life or PSD or any director, officer, agent or employee of either entity for any legal or other expenses reasonably incurred by Pacific Life, PSD, or such officer, director, agent or employee in connection with investigating or defending any such loss, claims, damages, liability or action. This indemnity agreement will be in addition to any liability which
     Broker-Dealer may otherwise have.

Item 31. Principal Underwriters

     PSD (formerly Pacific Mutual Distributors, Inc.) also acts as principal underwriter for Pacific Select Separate Account, Pacific Select Variable
     Annuity Separate Account, Pacific Corinthian Variable Separate Account,
     Separate Account A, Separate Account B and Pacific Select Fund.

NAME                              POSITIONS AND OFFICES WITH
                                  UNDERWRITER

Edward R. Byrd                    Director, VP Chief Financial Officer
Gerald W. Robinson                Director, Chairman, Chief Executive Officer
Adrian S. Griggs                  VP
M. Kathleen Hunter                VP
Brian D. Klemens                  VP, Treasurer
Audrey L. Milfs                   VP, Secretary
S. Kendrick Dunn                  AVP, Compliance

The principal business address of each of the above individuals is c/o Pacific
Life Insurance Company, 700 Newport Center Drive, Newport Beach, California
92660.

Item 32. Location of Accounts and Records

     The accounts, books and other documents required to be maintained by
     Registrant pursuant to Section 31(a) of the Investment Company Act of 1940
     and the rules under that section will be maintained by Pacific Life at 700
     Newport Center Drive, Newport Beach, California 92660.

Item 33. Management Services

     Not applicable

Item 34. Fee Representation

     REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF
     1940: Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Life Insurance Policy described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the
Investment Company Act of 1940, the Registrant, Pacific Life Insurance Company,
has duly caused this Post-Effective Amendment No. 3 to the Registration
Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Newport Beach, and State of California, on this
7th day of February, 2003.

                                  PACIFIC SELECT EXEC SEPARATE ACCOUNT
                                  (Registrant)

                                  BY:  PACIFIC LIFE INSURANCE COMPANY
                                       (Depositor)

                                  BY:  _____________________________________
                                       Thomas C. Sutton*
                                       Chairman & Chief Executive Officer

*BY:  /s/ DAVID R. CARMICHAEL
      David R. Carmichael
      as attorney-in-fact

(Power of Attorney is contained as Exhibit 9 in Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 of Pacific Select Exec Separate
Account, File No. 333-65458, Accession No. 0001017062-02-000861, and
incorporated by reference herein.)

SIGNATURES

     Pursuant to the requirements of the Securities act of 1933 and the
Investment Company Act of 1940, Pacific Life Insurance Company has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized all in the City of
Newport Beach, and State of California, on this 7th day of February, 2003.

                                       PACIFIC LIFE INSURANCE COMPANY
                                       (Registrant)

                                  BY:  _____________________________________
                                       Thomas C. Sutton*
                                       Chairman & Chief Executive Officer

*BY:  /s/ DAVID R. CARMICHAEL
      David R. Carmichael
      as attorney-in-fact

(Power of attorney is contained as Exhibit 9 in Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 of Pacific Select Exec Separate
Account, File No. 333-65458, Accession No. 0001017062-02-000861, and
incorporated by reference herein.)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective
Amendment No. 3 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                              Title              Date

Thomas C. Sutton*             Director, Chairman          ____________, 2003
                              of the Board and
                              Chief Executive Officer

Glenn S. Schafer*             Director and President      ____________, 2003

Khanh T. Tran*                Director, Executive Vice    ____________, 2003
                              President and Chief
                              Financial Officer

David R. Carmichael*          Director, Senior Vice       ____________, 2003
                              President and General
                              Counsel

Audrey L. Milfs*              Director, Vice President    ____________, 2003
                              and Corporate Secretary

Edward R. Byrd*               Vice President and
                              Controller                  ____________, 2003

Brian D. Klemens*             Vice President and
                              Treasurer                   ____________, 2003

James T. Morris*              Executive Vice President    ____________, 2003

*BY: /s/ DAVID R. CARMICHAEL                                February 7, 2003
David R. Carmichael
as attorney-in-fact

(Powers of Attorney are contained as Exhibit 9 in Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 of Pacific Select Exec Separate
Account, File No. 333-65458, Accession No. 0001017062-02-000861, and
incorporated by reference herein.)